OAKMARK FUNDS

THIRD QUARTER REPORT | JUNE 30, 2016

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2016 Third Quarter Report

TABLE OF CONTENTS

Commentary on Oakmark and Oakmark Select Funds	1
Oakmark Fund
Summary Information	4
Portfolio Manager Commentary	5
Schedule of Investments	6
Oakmark Select Fund
Summary Information	8
Portfolio Manager Commentary	9
Schedule of Investments	10
Oakmark Equity and Income Fund
Summary Information	12
Portfolio Manager Commentary	13
Schedule of Investments	14
Oakmark Global Fund
Summary Information	20
Portfolio Manager Commentary	21
Schedule of Investments	23
Oakmark Global Select Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	28
Oakmark International Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Oakmark International Small Cap Fund
Summary Information	38
Portfolio Manager Commentary	39
Schedule of Investments	40
Disclosures and Endnotes	43
Trustees and Officers	45

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark and Oakmark Select Funds  June 30, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Shortly after I moved to Chicago, a good friend introduced me to Earl the ticket broker. Having grown up in Minnesota, I didn't even know what a ticket broker was. If you wanted to attend an event, you bought tickets from the box office far in advance. And you paid face value. But that wasn't very effective for an analyst in the investment management industry, given the long and unpredictable hours. It was pointless to buy tickets months in advance and then miss the event because I had to work late. I often found out if an evening would be free only a day in advance. Of course by then, all the popular events were sold out.

That's where Earl came in. He knew who had tickets and who was willing to sell them. Earl could get tickets to anything. And I gladly paid his premium price so that the few events I attended could be the ones I was most interested in. Earl had proprietary knowledge and was able to earn a good living from it.

Long after StubHub came on the scene, out of loyalty, I still used Earl. But eventually, StubHub became much cheaper and easier to use. Like most of the old school ticket brokers, Earl closed up shop. Before StubHub, the cost to track down ticket owners who were sellers was prohibitive. With StubHub, that information was one free search away.

A concept that for years has guided our investment thinking is that the Internet makes access to information easier and cheaper. And free-flowing information is bad news for intermediaries. The list of casualties goes far beyond ticket brokers. A travel agent who visited resorts has been replaced by reviews on TripAdvisor. Until recently, a limo service collected half the fare for matching a driver with a rider; now Uber provides that match at a fraction of the price. Retailers could enjoy high margins because comparison shopping was time consuming; now sites like Amazon find the lowest priced seller. Salesforces spun data to make their products look superior; now websites offer unbiased price/performance comparisons. Consumer wins; intermediary loses.

One of our new purchases this past quarter, LinkedIn, has had a similar effect on the employment industry. In the past a good corporate recruiter maintained a proprietary database of employees who were considering changing employers. Within a few weeks of retaining this recruiter, a company could see a flow of candidates that matched its job description. As compensation for that service, the recruiter would receive a percentage of the new hire's salary. With LinkedIn, a company can now pay a much less expensive subscription fee and see a superior talent pool dominated by candidates not currently looking to change jobs, fully searchable on data the employer chooses. And all of this is available within a few clicks. Lower price, faster service, no adverse selection. If you are a middleman who can be replicated by a computer algorithm, you're in trouble.

Last month, I sat on a panel discussing the future of investment management amid the growth of passive strategies. As we discussed the evolution of index funds and ETFs, it occurred to me that the asset management business had many similarities to other middlemen being bypassed. When index funds started 40 years ago, much of the asset management industry was charging one percent of assets each year to buy and hold a broadly diversified portfolio of high-quality, large-cap stocks. That allowed the investor to access the higher returns equities achieved compared to bonds, and it was preferable to a stock broker who lost that advantage through frequent trading. But then, index funds came along, which mimicked that same portfolio at almost no cost.

To differentiate themselves from index funds, managers began to define their philosophies as value or growth. Then the indexes followed, establishing sub-indexes to track the "value" and "growth" components separately. Today at very low cost, one can buy an ETF or passive fund designed to track almost any investment style or industry. If you think high-yielding stocks are attractive today (we don't), you can buy a low-cost ETF that tracks them.

On the panel, I went through my usual arguments about active management: that value can be added either by providing higher return or by taking less risk, but if you define risk as performing differently than the market, you won't recognize value added through risk reduction. In years when the S&P 5001 has declined, the Oakmark Fund has never declined by as much. Yet some conclude the Fund is riskier than the market because our results don't closely track the market. I think of risk in terms of losing money; most consultants don't.

I also talked about how professional sports are the same "zero sum games" as active management, but in sports we all agree that there is some predictability of how different teams will perform. Shouldn't concepts like talent differential, payroll, winning philosophy, team culture, team depth and investment in player development apply just as much to investment management as to sports?

Eventually I talked about a few stocks and areas of the market that we view as unusually attractive. The concepts won't surprise you as they are heavily represented in our portfolios. We think banks are cheap because investors are overweighting the memory of a once-a-generation financial collapse; commodity prices need to rise to encourage producers to meet increasing demand but the stocks are priced based on current commodity prices; emerging market growth will exceed developed market growth yet companies with strong exposure to those markets aren't priced at premiums.

Then another panelist made a statement that to me sounded like fingernails on a chalkboard: "I agree with Bill that

Oakmark.com 1

Oakmark and Oakmark Select Funds  June 30, 2016

Portfolio Manager Commentary (continued)

'value stocks' are cheap, and that's why I own our value ETF." Is there ever a time when "value stocks" aren't cheap? If so, what does the term "value" even mean? One of my biggest pet peeves is when consultants label companies with the most desirable characteristics "growth stocks" and deem companies with the least desirable characteristics "value stocks," and their distinction is independent of stock price. But this panelist's statement helped crystalize for me what we at Oakmark do that a computer doesn't.

It's easy for a computer to create a basket of high P/E2 stocks and another of low P/E—or, for that matter, high versus low on a price-to-anything metric. And it is easy to see when the premium for the "high" stocks gets large relative to history, as my fellow panelist had observed. But very few of our investments at Oakmark rest solely on the idea that a currently low P/E will normalize. Value, to us, is much more complex than whether the trailing P/E ratio is above or below average.

A stock like Alphabet (formerly Google) isn't likely owned in a value ETF due to its growth rate and P/E ratio both being higher than average. But the P/E ratio is giving no credit to non-earning assets such as its large cash balance, the value of its venture cap portfolio (like autonomous cars) or YouTube—which, based on hours of viewing, would be worth hundreds of dollars per share if valued like cable networks. Adjust the P/E for these assets, and Google Search is priced like a below-average business.

LinkedIn is another company I've never seen in a value index. Its rapid revenue growth clearly qualifies it as a growth business. We believed that margins for LinkedIn would be consistent with, or higher than, other Internet and business service companies if it was not so heavily investing in early-stage opportunities in adjacent businesses. If we were right, then LinkedIn was selling for less than the price implied by putting a market P/E on earnings from its employment services businesses. As these examples show, at the right price, growth businesses are value stocks. Microsoft's offer to acquire LinkedIn suggests they agree with us.

Energy stocks, as below average businesses, are often called value stocks. They tend to have low P/E ratios when the price of oil is unsustainably high, and high P/Es (or even lose money) when the price of oil is unsustainably low. We think they are often cheap at times when P/Es are high or negative (like many are today) and expensive when the P/Es are low. The P/E can be misleading when the "E" is highly cyclical.

Most utilities, packaged food and mature pharmaceutical companies possess characteristics often thought of as typical for value stocks: high free cash generation, high quality balance sheets and high dividend payouts. Through much of my career, these stocks sold below the market P/E ratio because their growth rates were below average. But today, their high dividend payouts make these stocks attractive bond substitutes, and as such, they sell at much higher P/Es than they have historically. Are they value stocks today? We don't think so.

Perhaps someday a computer algorithm will be able to decide how to normalize earnings and know which ratio best represents the intrinsic value of each company. It will be intelligent enough to know that a stock isn't tagged "value" or "growth" based on business characteristics, but will know instead that at the right price, any company can be a value. Then, and only then, can a computer construct an index of truly attractive stocks. But until that time, and I doubt that breakthrough will come during my career, the portfolios we construct at Oakmark won't be duplicated with index or ETF investments.

The asset management industry has been slow to respond to index fund competition. Active managers need to be active.

Index hugging used to be an effective way to avoid underperforming enough to get fired. Of course, it also eliminated the opportunity to achieve very good performance. Today, index huggers deserve to be fired and replaced by an index fund. An investment manager has to do something that a computer can't easily replicate, and it has to justify its fee through higher return or lower risk. If you examine the long-term records of any of our Funds at Oakmark, I'm confident you'll conclude that we are earning our fees.

Last, I'd like to leave you with a reminder about the folly of selecting managers solely based on historical performance. One of the questions I was asked on that panel was, "What is a fair time period to judge the performance of an active manager?" The Oakmark Fund will celebrate its 25th anniversary later this year. Look at the chart comparing a $10,000 investment in the Oakmark Fund to the same investment in the S&P 500 and see how much better off the Oakmark Fund investor ended up.

GROWTH OF A $10,000 INVESTMENT

From 08/05/1991 to 06/30/2016

Using monthly data, we looked at the Oakmark Fund results for rolling time periods from one to 10 years. Just over half of the one-year periods showed underperformance, as did nearly one-third of the five-year periods. Even lengthening the time horizon to 10 years showed underperformance in over 20% of the periods. An investor who bought the Fund after good performance periods and sold it after bad would have achieved miserable performance, despite the Fund's great 25-year track record (and great 15-year record after the first 10-year return period). That's why we always emphasize our philosophy and process rather than our recent returns. If the Oakmark philosophy and process are as sound as we believe they are, then periods of underperformance create an opportunity for profit.

Average Annual Total Returns (as of 06/30/2016)

Fund	1-year	3-year	5-year	10-year	Inception
OAKMX	-2.99%	8.65%	11.32%	8.20%	12.28%
S&P 500 Total Return	3.99%	11.66%	12.10%	7.42%	9.27%

*Expense Ratio (as of 09/30/2015): 0.85%

Fund Inception: 08/05/1991

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

2 OAKMARK FUNDS

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Oakmark.com 3

Oakmark Fund  June 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/2016)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Class I)	1.33%	-2.99%	8.65%	11.32%	8.20%	12.28%	08/05/91
S&P 500 Index	2.46%	3.99%	11.66%	12.10%	7.42%	9.27%
Dow Jones Industrial Average[3]	2.07%	4.50%	8.99%	10.41%	7.66%	10.04%
Lipper Large Cap Value Funds Index[4]	3.40%	0.34%	8.69%	9.82%	5.69%	8.50%
Oakmark Fund (Class II)	1.27%	-3.30%	8.28%	10.96%	7.86%	7.10%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
General Electric Co.	3.0
Bank of America Corp.	2.9
Apache Corp.	2.8
Citigroup, Inc.	2.7
Aflac, Inc.	2.6
JPMorgan Chase & Co.	2.5
Texas Instruments, Inc.	2.5
American International Group, Inc.	2.5
Intel Corp.	2.4
Alphabet Inc., Class C	2.4
SECTOR ALLOCATION	% of Net Assets
Financials	28.6
Information Technology	27.9
Industrials	10.7
Consumer Discretionary	9.9
Energy	7.0
Health Care	5.2
Consumer Staples	4.7
Materials	1.1
Short-Term Investments and Other	4.9
FUND STATISTICS
Ticker	OAKMX
Inception	08/05/1991
Number of Equity Holdings	51
Net Assets	$15.2 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$110.2 billion
Median Market Cap	$44.3 billion
Portfolio Turnover (for the 6-months ended 03/31/2016)	14%
Expense Ratio - Class I (as of 09/30/15)	0.85%

4 OAKMARK FUNDS

Oakmark Fund  June 30, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 1% in the second quarter of 2016, lagging behind the 2% gain for the S&P 5001 Index. News of the U.K.'s decision to leave the European Union, known as Brexit, brought substantial volatility late in the quarter, and our financial holdings were pressured by fears of slower global growth and stubbornly low interest rates. At Oakmark, we evaluate businesses by summing the present value of their future cash flows, which we believe will only be minimally affected by the Brexit. We view this vote as a short-term dislocation that could actually provide buying opportunities for patient, long-term investors. Although our financial holdings were hurt toward the end of the quarter, we continue to think these are among the most attractive names in the Oakmark portfolio. Large financial institutions are in much better shape now than they were during the financial crisis of 2008-2009. We believe they are better capitalized and that most have developed a leaner cost structure and lower risk profile. On a more positive note, energy commodity prices increased significantly during the quarter, and our energy holdings benefited from this favorable pricing trend.

Our biggest contributing sectors were energy and health care, and our worst contributing sectors were consumer discretionary and industrials. Our top individual contributors were LinkedIn, Halliburton and Apache, and our worst contributing securities were Fiat Chrysler, Apple and State Street. LinkedIn was a new holding for the Fund in the second quarter, so we've included a brief summary below. We eliminated our position in Franklin Resources during the second quarter following a reduction in our estimate of its intrinsic value, which made the stock less attractive than other alternatives. The decline in intrinsic value was related to product-specific performance issues, as well as a reduction in our outlook for active-management asset flows.

We initiated a position in LinkedIn, the world's leading professional social network, after the stock declined precipitously in reaction to weaker-than-expected full-year revenue guidance. In our view, the sell-off in LinkedIn's stock, in which it shed nearly half of its value in one day, was a severe over-reaction when measured against the company's strong long-term growth potential, its unrivaled competitive position and the attractive economics of its core Software as a Service (SaaS) offerings. Powered by network effects as well as the quality and breadth of its member data, LinkedIn pioneered the concept of "passive recruiting" at a previously unattainable scale, drawing from its approximately 430 million members. In doing so, LinkedIn created a unique, highly profitable subscription-based suite of services that enables corporations to search and communicate with talent, post jobs and market their own enterprises. At our initial purchase price, LinkedIn appeared substantially undervalued relative to other business service and Internet companies on an enterprise value-to-sales ratio. However, the high margins of its core employment services business were being masked by heavy investment spending in earlier stage adjacent businesses, which drastically reduced its reported earnings. In our assessment, we were able to purchase LinkedIn's still rapidly growing core business at a highly discounted valuation while essentially treating the other investments as cheap call options. On June 13, Microsoft announced an agreement to acquire LinkedIn for $196 per share, a price that is consistent with our thesis and estimate of fair value. While it's unusual for one of our holdings to reach our estimate of fair value so quickly after purchase, we're obviously pleased when a strategic buyer sees the same value that we do.

Oakmark.com 5

Oakmark Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
FINANCIALS - 28.6%
DIVERSIFIED FINANCIALS - 10.2%
State Street Corp. Asset Management & Custody Banks	5,835	$314,623
Capital One Financial Corp. Consumer Finance	4,663	296,134
Ally Financial, Inc. (a) Consumer Finance	15,674	267,555
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,705	253,329
Bank of New York Mellon Corp. Asset Management & Custody Banks	6,320	245,518
T Rowe Price Group, Inc. Asset Management & Custody Banks	2,447	178,542
		1,555,701
BANKS - 9.7%
Bank of America Corp. Diversified Banks	32,900	436,583
Citigroup, Inc. Diversified Banks	9,730	412,455
JPMorgan Chase & Co. Diversified Banks	6,115	379,986
Wells Fargo & Co. Diversified Banks	5,110	241,856
		1,470,880
INSURANCE - 8.7%
Aflac, Inc. Life & Health Insurance	5,410	390,385
American International Group, Inc. Multi-line Insurance	7,080	374,461
Aon PLC Insurance Brokers	2,990	326,598
Principal Financial Group, Inc. Life & Health Insurance	5,489	225,666
		1,317,110
		4,343,691
	Shares	Value
INFORMATION TECHNOLOGY - 27.9%
SOFTWARE & SERVICES - 16.0%
Alphabet, Inc., Class C (a) Internet Software & Services	524	$362,314
Oracle Corp. Systems Software	8,765	358,752
MasterCard, Inc., Class A Data Processing & Outsourced Services	4,070	358,404
Visa, Inc., Class A Data Processing & Outsourced Services	4,765	353,420
Automatic Data Processing, Inc. Data Processing & Outsourced Services	3,720	341,756
Microsoft Corp. Systems Software	6,090	311,625
LinkedIn Corp., Class A (a) Internet Software & Services	1,300	246,025
Alphabet, Inc., Class A (a) Internet Software & Services	139	97,508
		2,429,804
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.0%
Texas Instruments, Inc. Semiconductors	6,020	377,153
Intel Corp. Semiconductors	11,055	362,604
QUALCOMM, Inc. Semiconductors	4,745	254,190
Applied Materials, Inc. Semiconductor Equipment	9,060	217,168
		1,211,115
TECHNOLOGY HARDWARE & EQUIPMENT - 3.9%
Apple, Inc. Technology Hardware, Storage & Peripherals	3,247	310,413
TE Connectivity, Ltd. Electronic Manufacturing Services	4,936	281,875
		592,288
		4,233,207
INDUSTRIALS - 10.7%
CAPITAL GOODS - 8.7%
General Electric Co. Industrial Conglomerates	14,250	448,590
Cummins, Inc. Construction Machinery & Heavy Trucks	2,720	305,837
Caterpillar, Inc. Construction Machinery & Heavy Trucks	4,000	303,240
Parker-Hannifin Corp. Industrial Machinery	2,439	263,562
		1,321,229
TRANSPORTATION - 2.0%
FedEx Corp. Air Freight & Logistics	1,980	300,524
		1,621,753

6 OAKMARK FUNDS

Oakmark Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 95.1% (continued)
CONSUMER DISCRETIONARY - 9.9%
AUTOMOBILES & COMPONENTS - 3.5%
General Motors Co. Automobile Manufacturers	7,650	$216,495
Harley-Davidson, Inc. Motorcycle Manufacturers	3,502	158,641
Fiat Chrysler Automobiles N.V. Automobile Manufacturers	24,400	149,328
		524,464
MEDIA - 2.6%
News Corp., Class A Publishing	17,604	199,806
Comcast Corp., Class A Cable & Satellite	2,944	191,933
		391,739
RETAILING - 1.9%
Liberty Interactive Corp. QVC Group, Class A (a) Catalog Retail	11,491	291,524
CONSUMER DURABLES & APPAREL - 1.9%
Whirlpool Corp. Household Appliances	1,730	288,287
		1,496,014
ENERGY - 7.0%
Apache Corp. Oil & Gas Exploration & Production	7,640	425,312
Anadarko Petroleum Corp. Oil & Gas Exploration & Production	5,100	271,575
Halliburton Co. Oil & Gas Equipment & Services	5,381	243,705
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	3,729	125,478
		1,066,070
HEALTH CARE - 5.2%
HEALTH CARE EQUIPMENT & SERVICES - 3.7%
UnitedHealth Group, Inc. Managed Health Care	2,395	338,174
Medtronic PLC Health Care Equipment	2,490	216,057
		554,231
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.5%
Sanofi (b) Pharmaceuticals	5,470	228,920
		783,151
	Shares	Value
CONSUMER STAPLES - 4.7%
FOOD, BEVERAGE & TOBACCO - 3.3%
Nestlé SA (b) Packaged Foods & Meats	3,240	$250,485
Diageo PLC (b) Distillers & Vintners	2,200	248,336
		498,821
HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
Unilever PLC (b) Personal Products	4,563	218,613
		717,434
MATERIALS - 1.1%
Monsanto Co. Fertilizers & Agricultural Chemicals	1,670	172,695
TOTAL COMMON STOCKS - 95.1% (COST $10,644,320)		14,434,015
	Par Value	Value
SHORT TERM INVESTMENTS - 4.4%
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp. Repurchase Agreement, 0.20% dated 06/30/16 due 07/01/16, repurchase price $476,059, collateralized by United States Treasury Notes, 1.625% - 1.750%, due 05/15/23 - 05/31/23, aggregate value plus accrued interest of $485,578 (Cost: $476,057)	$476,057	476,057
U.S. GOVERNMENT BILLS - 1.3%
United States Treasury Bill, 0.22%, due 07/14/16 (c) (Cost $199,984)	200,000	199,984
TOTAL SHORT TERM INVESTMENTS - 4.4% (COST $676,041)		676,041
TOTAL INVESTMENTS - 99.5% (COST $11,320,361)		15,110,056
Foreign Currencies (Cost $0) - 0.0% (d)		0 (e)
Other Assets In Excess of Liabilities - 0.5%		72,374
TOTAL NET ASSETS - 100.0%		$15,182,430

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  Amount rounds to less than 0.1%.

(e)  Amount rounds to less than $1,000.

Oakmark.com 7

Oakmark Select Fund  June 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Class I)	2.67%	-5.46%	8.77%	10.98%	6.83%	12.17%	11/01/96
S&P 500 Index	2.46%	3.99%	11.66%	12.10%	7.42%	7.71%
Lipper Multi-Cap Value Funds Index[6]	2.75%	-2.06%	8.18%	9.28%	5.19%	7.18%
Oakmark Select Fund (Class II)	2.60%	-5.82%	8.41%	10.63%	6.53%	8.55%	12/31/99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Alphabet Inc., Class C	7.6
General Electric Co.	7.0
American International Group, Inc.	5.8
FNF Group	5.8
TE Connectivity, Ltd.	5.6
Citigroup, Inc.	5.5
LinkedIn Corp., Class A	5.4
JPMorgan Chase & Co.	5.3
CBRE Group, Inc., Class A	5.3
Apache Corp.	5.2
FUND STATISTICS
Ticker	OAKLX
Inception	11/01/96
Number of Equity Holdings	19
Net Assets	$4.8 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$123.5 billion
Median Market Cap	$29.0 billion
Portfolio Turnover (for the 6-months ended 03/31/2016)	9%
Expense Ratio - Class I (as of 09/30/15)	0.95%
SECTOR ALLOCATION	% of Net Assets
Common Stocks
Financials	36.4
Information Technology	31.9
Consumer Discretionary	8.8
Industrials	7.0
Energy	5.4
Total Common Stocks	89.5
Preferred Stock	0.2
Fixed Income Investments
Corporate Bonds	3.5
Convertible Bonds	3.0
Total Fixed Income Investments	6.5
Short-Term Investments and Other	3.8

8 OAKMARK FUNDS

Oakmark Select Fund  June 30, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was up 3% for the quarter, ahead of the S&P 500's1 2% return. Three quarters into our fiscal 2016, the Oakmark Select Fund increased by 4% compared to an 11% gain for the S&P 500.

Our best performers in the quarter, both up more than 60%, were LinkedIn and Chesapeake Energy bonds. Our biggest detractors to performance were Fiat convertible bonds, down 18%, and Alphabet, down 7%; we continue to believe both companies trade at significant discounts to their intrinsic values. From a sector-weight standpoint, our large position in technology stocks hurt returns this quarter, as did our underweight position in health care. The details of our LinkedIn investment are discussed elsewhere in the Oakmark Fund and Oakmark Global Fund letters this quarter; suffice it to say that take-outs of our portfolio companies at close to fair value are always welcome. The Chesapeake Energy position, however, deserves a more comprehensive discussion.

Earlier in 2016, investors were pricing in significant bankruptcy risk across Chesapeake's capital structure. At the time, we believed Chesapeake's liquidity risks were manageable given the company's ability to sell assets representing a small percentage of its future production in exchange for cash, making up a meaningful percentage of the company's enterprise value. We felt that Chesapeake's bonds at the time had a similar upside to the stock and had the added benefit of higher seniority in the capital structure, so we swapped the preponderance of our Chesapeake equity position into the company's fixed income securities. On average over the months in which we executed this trade, we sold CHK stock for approximately $4 per share and bought bonds trading for $48.

Commodity prices rose during the quarter, while Chesapeake sold assets for cash without substantially reducing its current EBITDA7. We believe that the liquidity profile of the company is now considerably improved. Today the bonds are trading for $85 while the stock is at $4.28, and the relative attractiveness of Chesapeake bonds to its stock has noticeably narrowed. We are very impressed with how well Chesapeake's management team and board of directors have navigated this challenging commodity price environment, and we remain positive about the long-term prospects for this company.

During the quarter we added two new positions to the Fund, Harley-Davidson and the aforementioned LinkedIn. Harley-Davidson is one of America's great brands, yet at 11x 2016 earnings per share, it is priced as if it's a distressed retailer. The company's new CEO has increased product development and marketing spending, seeking to provide long-term benefits at the expense of current margins, and is expanding into markets such as China, India and Vietnam with encouraging early results. A pervasive concern cited about Harley-Davidson is the aging of its core Baby Boomer rider base, but motorcycle ownership amongst people ages 25-50 today is as high per capita as it was when Boomers were in that demographic. We believe the long-term future of this company is bright and that the current price of the stock will prove a bargain.

We eliminated positions in Calpine and Monsanto. Both companies' fundamental results had persistently and materially underperformed our expectations. We of course prefer to sell things because they rise to our expected values, but sometime events unfold in a way that causes us to lose confidence in our original thesis. Both of these sales fall into the latter category. Monsanto is currently involved in takeover negotiations with Bayer, which, if successful, could make our sale look foolish in hindsight.

Thank you, our fellow shareholders, for your continued investment in our Fund.

Oakmark.com 9

Oakmark Select Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 89.5%
FINANCIALS - 36.4%
BANKS - 15.9%
Citigroup, Inc. Diversified Banks	6,262	$265,446
JPMorgan Chase & Co. Diversified Banks	4,131	256,700
Bank of America Corp. Diversified Banks	18,779	249,192
		771,338
INSURANCE - 11.5%
American International Group, Inc. Multi-line Insurance	5,295	280,063
FNF Group Property & Casualty Insurance	7,446	279,233
		559,296
REAL ESTATE - 5.3%
CBRE Group, Inc., Class A (a) Real Estate Services	9,664	255,903
DIVERSIFIED FINANCIALS - 3.7%
Capital One Financial Corp. Consumer Finance	2,801	177,891
		1,764,428
INFORMATION TECHNOLOGY - 31.9%
SOFTWARE & SERVICES - 22.5%
Alphabet, Inc., Class C (a) Internet Software & Services	532	367,955
LinkedIn Corp., Class A (a) Internet Software & Services	1,375	260,219
MasterCard, Inc., Class A Data Processing & Outsourced Services	2,659	234,151
Oracle Corp. Systems Software	5,567	227,857
		1,090,182
TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
TE Connectivity, Ltd. Electronic Manufacturing Services	4,723	269,727
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Intel Corp. Semiconductors	5,737	188,174
		1,548,083
CONSUMER DISCRETIONARY - 8.8%
RETAILING - 4.4%
Liberty Interactive Corp. QVC Group, Class A (a) Catalog Retail	8,459	214,602
	Shares	Value
AUTOMOBILES & COMPONENTS - 4.4%
Harley-Davidson, Inc. Motorcycle Manufacturers	4,300	$194,790
Fiat Chrysler Automobiles N.V. Automobile Manufacturers	2,663	16,300
		211,090
		425,692
INDUSTRIALS - 7.0%
CAPITAL GOODS - 7.0%
General Electric Co. Industrial Conglomerates	10,718	337,403
ENERGY - 5.4%
Apache Corp. Oil & Gas Exploration & Production	4,501	250,571
Chesapeake Energy Corp. (a) Oil & Gas Exploration & Production	3,010	12,883
		263,454
TOTAL COMMON STOCKS - 89.5% (COST $3,054,524)		4,339,060
PREFERRED STOCKS - 0.2%
ENERGY - 0.2%
Chesapeake Energy Corp., 5.75% Oil & Gas Exploration & Production	44	12,174
TOTAL PREFERRED STOCKS - 0.2% (COST $8,311)		12,174
	Par Value	Value
FIXED INCOME - 6.5%
CORPORATE BONDS - 3.5%
Chesapeake Energy Corp., 144A, 8.00%, due 12/15/22 (b) (Cost $96,269)	$201,000	170,348
CONVERTIBLE BOND - 3.0%
Fiat Chrysler Automobiles N.V., 7.875%, due 12/15/16 (Cost $208,341)	260,779	144,960
TOTAL FIXED INCOME - 6.5% (COST $304,610)		315,308

10 OAKMARK FUNDS

Oakmark Select Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
SHORT TERM INVESTMENTS - 3.5%
REPURCHASE AGREEMENT - 3.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.20% dated 06/30/16 due 07/01/16, repurchase price $169,705, collateralized by Federal Farm Credit Bank Bonds, 3.020% - 3.090%, due 08/19/25 - 01/12/26, aggregate value plus accrued interest of $1,704, by a United States Treasury Note, 2.000%, due 08/15/25, value plus accrued interest of $171,394 (Cost: $169,704)	169,704	$169,704
TOTAL SHORT TERM INVESTMENTS - 3.5% (COST $169,704)		169,704
TOTAL INVESTMENTS - 99.7% (COST $3,537,149)		4,836,246
Other Assets In Excess of Liabilities - 0.3%		12,477
TOTAL NET ASSETS - 100.0%		$4,848,723

(a)  Non-income producing security

(b)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

Oakmark.com 11

Oakmark Equity and Income Fund  June 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Class I)	-0.42%	-5.18%	5.86%	5.68%	6.28%	9.92%	11/01/95
Lipper Balanced Funds Index	1.99%	1.49%	6.75%	6.70%	5.54%	6.69%
S&P 500 Index	2.46%	3.99%	11.66%	12.10%	7.42%	8.41%
Barclays U.S. Govt./Credit Index	2.67%	6.70%	4.20%	4.11%	5.22%	5.59%
Oakmark Equity and Income Fund (Class II)	-0.49%	-5.51%	5.51%	5.34%	5.94%	8.06%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Oracle Corp.	4.0
General Motors Co.	3.9
Bank of America Corp.	3.5
Nestlé ADR	3.3
CVS Health Corp.	2.9
Dover Corp.	2.7
TE Connectivity, Ltd.	2.7
Philip Morris International, Inc.	2.3
Foot Locker, Inc.	2.2
UnitedHealth Group, Inc.	2.1
FUND STATISTICS
Ticker	OAKBX
Inception	11/01/95
Number of Equity Holdings	43
Net Assets	$16.2 billion
Benchmark	Lipper Balanced Funds Index
Weighted Average Market Cap	$69.8 billion
Median Market Cap	$12.7 billion
Portfolio Turnover (for the 6-months ended 03/31/2016)	12%
Expense Ratio - Class I (as of 09/30/15)	0.75%
SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	18.2
Consumer Discretionary	10.5
Consumer Staples	10.2
Industrials	8.9
Information Technology	8.7
Energy	2.3
Health Care	2.1
Materials	0.9
Total Equity Investments	61.8
Fixed Income Investments
Corporate Bonds	12.6
Government and Agency Securities	9.7
Asset Backed Securities	0.1
Total Fixed Income Investments	22.4
Short-Term Investments and Other	15.8

12 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2016

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

A High Price for Safety

The second quarter of 2016 got off to a strong start, with the S&P 500's1 cumulative return for the year peaking around 5% in early June. Of course, that was before Britain's vote to exit the European Union, or the now famous Brexit, which caused the index to fall in excess of 5% over a two-day period. The decline was especially hard on the equities in the Fund, many of which are sensitive to interest rates and the general economy. These groups of stocks have been underperforming for the past year and seem to trade down on any news that causes uncertainty about the global economy. As our International Chief Investment Officer David Herro highlighted in his Brexit piece on the Oakmark website, investors have been obsessed with macroeconomic themes since the financial crisis of 2008-2009 and have used each subsequent macro event as the basis for portfolio action. These actions have typically involved buying investments that are considered "safe" and selling investments that are considered "risky," regardless of price. As a result, 10-year treasury yields have fallen by 75 basis points this year to 1.5%; "low risk" equities such as utilities, consumer staples and REITs have soared; and cyclical and financial stocks have continued to trade down.

The Fund's stock and bond exposures continue to be very different than what the market currently favors. Within equities, we continue to find more value in financials and other economically sensitive businesses. As we explained last quarter, we believe that these more cyclical businesses are appropriate for a conservative balanced fund given their large discounts to our estimate of intrinsic value, which provide a healthy margin of safety. Although investors remain fixated on current news headlines, we still believe that over the long term, the global economy will continue to grow at a moderate pace. The duration of our bond portfolio remains relatively short as a means designed to protect against rising interest rates.

We are often asked how we avoid "value traps." While this is easier said than done—since traps are only apparent with the benefit of hindsight—one thing that we do is closely track how our estimate of value is progressing versus our original expectations. We have found that when a stock's intrinsic value growth falls substantially short of our initial targets, it tends to underperform the market in subsequent periods. The opposite is true of stocks for which we are continually raising our estimate of value. Lately, this correlation has broken down. Our estimates of value for many of the Fund's holdings (outside of energy) have generally tracked our expectations, but the stocks have underperformed. Conversely, many of the supposedly "less risky" stocks have performed strongly despite our estimate of value declining or remaining stable. This could be because investors are now using a very low discount rate (the interest rate used to discount future cash flows) for "safe investments," while using an ever higher discount rate for "risky investments." This trend has hurt the Fund's short-term performance, but we expect the discount rates to narrow as concerns about the current macroeconomic environment subside. It is worth noting that even if the gap between discount rates does not narrow, the higher discount rate placed on more economically sensitive businesses should lead to outperformance over time. We will continue to monitor changes in our estimates of value closely, but we are comforted that, for the most part, business fundamentals are evolving as we expected and that valuations are compelling.

Quarter Review

The Equity and Income Fund remained flat for the quarter, trailing the Lipper Fund Index's8 return of 2%, the Fund's performance benchmark. Year-to-date results are similar, with the Fund's performance remaining unchanged, compared to the Lipper Index at 3%. Since the Fund's inception in 1995, the annualized compound rate of return is 10%, which bested the benchmark at 7%. In order, Nestlé, Dover, United Healthcare Group, FNF Group and Union Pacific led the contributors' list for the second quarter, while BorgWarner, General Motors, Foot Locker, CVS Health and TE Connectivity were the biggest detractors. Top performers year-to-date were Oracle, UnitedHealth Group, Philip Morris International, Dover and Glencore, while Bank of America, BorgWarner, General Motors, TD Ameritrade and Foot Locker were the worst. The winners' results were largely driven by company-specific fundamentals, while the common theme amongst the losers was economic sensitivity as explained above.

Transaction Activity

After a flurry of activity in the previous quarter, we added no new names and eliminated only three during the second quarter. On the favorable side, industrial stocks General Electric and Parker Hannifin performed well in our view, and even though we continue to see upside in these stocks, we sold those positions and used the proceeds to purchase other stocks that we believe have even greater appreciation potential. As for Blount, the third removal, we initially started buying the stock before the downturn in the agricultural cycle. As that downturn accelerated, the share price declined more than our estimate of intrinsic value, and we took advantage of this by both tax trading and adding to our holdings. Ultimately, the stock was acquired at a large premium to where it was before the deal, but below our average cost and estimate of intrinsic value.

As always, we thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

Oakmark.com 13

Oakmark Equity and Income Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 61.8%
FINANCIALS - 18.2%
BANKS - 6.8%
Bank of America Corp. Diversified Banks	42,236	$560,470
U.S. Bancorp Diversified Banks	4,936	199,085
Wells Fargo & Co. Diversified Banks	3,381	160,028
Comerica, Inc. Diversified Banks	2,460	101,180
Citigroup, Inc. Diversified Banks	2,016	85,475
		1,106,238
DIVERSIFIED FINANCIALS - 5.5%
TD Ameritrade Holding Corp. Investment Banking & Brokerage	9,880	281,335
The Goldman Sachs Group, Inc. Investment Banking & Brokerage	1,415	210,226
Bank of New York Mellon Corp. Asset Management & Custody Banks	5,340	207,477
Ally Financial, Inc. (a) Consumer Finance	6,540	111,639
State Street Corp. Asset Management & Custody Banks	1,551	83,641
		894,318
INSURANCE - 4.7%
FNF Group Property & Casualty Insurance	7,689	288,349
Principal Financial Group, Inc. Life & Health Insurance	6,304	259,149
Reinsurance Group of America, Inc. Reinsurance	2,194	212,796
		760,294
REAL ESTATE - 1.2%
Jones Lang LaSalle, Inc. Real Estate Services	749	72,951
Gaming and Leisure Properties, Inc. Specialized REIT's	1,833	63,188
The Howard Hughes Corp. (a) Real Estate Development	429	49,027
		185,166
		2,946,016
CONSUMER DISCRETIONARY - 10.5%
AUTOMOBILES & COMPONENTS - 6.4%
General Motors Co. Automobile Manufacturers	22,292	630,869
BorgWarner, Inc. Auto Parts & Equipment	9,270	273,642
Lear Corp. Auto Parts & Equipment	1,316	133,960
		1,038,471
	Shares	Value
RETAILING - 2.9%
Foot Locker, Inc. Apparel Retail	6,369	$349,403
HSN, Inc. Catalog Retail	2,491	121,897
		471,300
CONSUMER DURABLES & APPAREL - 1.2%
Kate Spade & Co. (a) Apparel, Accessories & Luxury Goods	5,722	117,930
Carter's, Inc. Apparel, Accessories & Luxury Goods	664	70,728
		188,658
		1,698,429
CONSUMER STAPLES - 10.2%
FOOD, BEVERAGE & TOBACCO - 7.3%
Nestlé SA (b) Packaged Foods & Meats	6,956	537,776
Philip Morris International, Inc. Tobacco	3,580	364,198
Diageo PLC (b) Distillers & Vintners	2,441	275,591
		1,177,565
FOOD & STAPLES RETAILING - 2.9%
CVS Health Corp. Drug Retail	4,911	470,213
		1,647,778
INDUSTRIALS - 8.9%
CAPITAL GOODS - 7.3%
Dover Corp. Industrial Machinery	6,366	441,274
Rockwell Automation, Inc. Electrical Components & Equipment	1,995	229,089
Flowserve Corp. Industrial Machinery	4,857	219,412
Oshkosh Corp. Construction Machinery & Heavy Trucks	2,435	116,155
Manitowoc Foodservice, Inc. (a) Industrial Machinery	6,243	109,998
WESCO International, Inc. (a) Trading Companies & Distributors	682	35,096
The Manitowoc Co., Inc. Construction Machinery & Heavy Trucks	6,243	34,023
		1,185,047
TRANSPORTATION - 1.4%
Union Pacific Corp. Railroads	2,575	224,668
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc. Office Services & Supplies	1,350	40,348
		1,450,063

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 61.8% (continued)
INFORMATION TECHNOLOGY - 8.7%
SOFTWARE & SERVICES - 6.0%
Oracle Corp. Systems Software	15,710	$642,990
MasterCard, Inc., Class A Data Processing & Outsourced Services	3,703	326,049
		969,039
TECHNOLOGY HARDWARE & EQUIPMENT - 2.7%
TE Connectivity, Ltd. Electronic Manufacturing Services	7,641	436,378
		1,405,417
ENERGY - 2.3%
Baker Hughes, Inc. Oil & Gas Equipment & Services	4,604	207,789
National Oilwell Varco, Inc. Oil & Gas Equipment & Services	4,818	162,132
		369,921
HEALTH CARE - 2.1%
HEALTH CARE EQUIPMENT & SERVICES - 2.1%
UnitedHealth Group, Inc. Managed Health Care	2,445	345,239
MATERIALS - 0.9%
Glencore PLC Diversified Metals & Mining	69,767	143,799
TOTAL COMMON STOCKS - 61.8% (COST $7,068,550)		10,006,662
	Par Value	Value
FIXED INCOME - 22.4%
CORPORATE BONDS - 12.6%
Kinetic Concepts, Inc., 10.50%, due 11/01/18	$47,940	47,700
JPMorgan Chase & Co., 3.15%, due 07/05/16	44,592	44,592
General Motors Co., 4.875%, due 10/02/23	41,400	44,072
Omega Healthcare Investors, Inc., 5.875%, due 03/15/24	39,292	41,159
Express Scripts Holding Co., 2.65%, due 02/15/17	39,310	39,728
Zimmer Biomet Holdings, Inc., 1.45%, due 04/01/17	37,671	37,695
The William Carter Co., 5.25%, due 08/15/21	35,137	36,367
CVS Health Corp., 4.00%, due 12/05/23	29,325	32,429
Omnicom Group, Inc., 3.625%, due 05/01/22	30,425	32,327
1011778 BC ULC / New Red Finance, Inc., 144A, 6.00%, due 04/01/22 (c)	29,500	30,597
	Par Value	Value
General Motors Co., 3.50%, due 10/02/18	$29,525	$30,398
Bank of America Corp., 5.625%, due 10/14/16	29,855	30,245
Credit Suisse Group AG, 144A, 7.50% (c) (d) (e)	30,000	30,150
Live Nation Entertainment, Inc., 144A, 7.00%, due 09/01/20 (c)	28,930	30,123
Toyota Motor Credit Corp., 1.45%, due 01/12/18	29,495	29,710
Expedia, Inc., 144A, 5.00%, due 02/15/26 (c)	28,360	29,401
Activision Blizzard, Inc., 144A, 5.625%, due 09/15/21 (c)	26,745	27,982
CBRE Services, Inc., 5.00%, due 03/15/23	25,239	26,129
Glencore Canada Corp., 5.50%, due 06/15/17	25,290	25,864
E*TRADE Financial Corp., 5.375%, due 11/15/22	24,308	25,645
Ultra Petroleum Corp., 144A, 5.75%, due 12/15/18 (c)	37,809	25,427
Boston Scientific Corp., 5.125%, due 01/12/17	24,913	25,400
Credit Suisse Group Funding Guernsey, Ltd., 144A, 3.125%, due 12/10/20 (c)	25,000	24,962
Credit Suisse New York, 1.75%, due 01/29/18	24,700	24,721
Citigroup, Inc., 1.70%, due 04/27/18	24,560	24,599
AbbVie, Inc., 1.75%, due 11/06/17	24,405	24,549
Penn National Gaming, Inc., 5.875%, due 11/01/21	23,704	24,119
Whirlpool Corp., 7.75%, due 07/15/16	24,011	24,053
Weyerhaeuser Co. REIT, 6.95%, due 08/01/17	22,722	23,950
Anthem, Inc., 5.875%, due 06/15/17	22,388	23,332
Anthem, Inc., 2.375%, due 02/15/17	22,690	22,857
Pentair Finance SA, 2.90%, due 09/15/18	21,630	21,849
Delphi Corp., 5.00%, due 02/15/23	20,277	21,494
Electronic Arts, Inc., 4.80%, due 03/01/26	19,655	21,263
Centene Corp., 4.75%, due 05/15/22	20,084	20,486
Bank of America Corp., 3.75%, due 07/12/16	20,295	20,305
American International Group, Inc., 3.30%, due 03/01/21	19,650	20,301
CBRE Services, Inc., 4.875%, due 03/01/26	19,665	20,105
Lam Research Corp., 2.75%, due 03/15/20	19,660	20,091
JPMorgan Chase & Co., 1.70%, due 03/01/18	19,665	19,774

Oakmark.com 15

Oakmark Equity and Income Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.4% (continued)
CORPORATE BONDS - 12.6% (continued)
International Game Technology PLC, 144A, 6.50%, due 02/15/25 (c)	$19,600	$19,747
JPMorgan Chase Bank NA, 1.056%, due 06/14/17 (d)	19,750	19,737
S&P Global, Inc., 4.00%, due 06/15/25	17,150	18,721
AT&T, Inc., 5.00%, due 03/01/21	16,710	18,711
Dollar General Corp., 4.125%, due 07/15/17	17,095	17,576
Aon Corp., 5.00%, due 09/30/20	14,745	16,469
Scientific Games International, Inc., 10.00%, due 12/01/22	19,665	15,978
Ventas Realty LP / Ventas Capital Corp. REIT, 2.00%, due 02/15/18	15,876	15,957
CBRE Services, Inc., 5.25%, due 03/15/25	14,975	15,594
Electronic Arts, Inc., 3.70%, due 03/01/21	14,740	15,455
Citigroup, Inc., 3.40%, due 05/01/26	15,000	15,380
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144A, 5.45%, due 06/15/23 (c)	14,725	15,278
Mead Johnson Nutrition Co., 4.125%, due 11/15/25	13,955	15,221
The Priceline Group, Inc., 3.60%, due 06/01/26	14,730	15,213
International Game Technology PLC, 144A, 6.25%, due 02/15/22 (c)	14,800	15,040
Schlumberger Holdings Corp., 144A, 2.35%, due 12/21/18 (c)	14,740	15,028
Zayo Group LLC / Zayo Capital, Inc., 6.00%, due 04/01/23	14,745	14,966
Activision Blizzard, Inc., 144A, 6.125%, due 09/15/23 (c)	13,615	14,806
Credit Suisse Group Funding Guernsey, Ltd., 144A, 3.80%, due 06/09/23 (c)	14,750	14,712
Omega Healthcare Investors, Inc., 4.375%, due 08/01/23	14,625	14,587
Ultra Petroleum Corp., 144A, 6.125%, due 10/01/24 (c)	19,665	13,815
WESCO Distribution, Inc., 144A, 5.375%, due 06/15/24 (c)	13,675	13,675
Kinetic Concepts, Inc., 12.50%, due 11/01/19	14,360	13,570
Universal Health Services, Inc., 144A, 4.75%, due 08/01/22 (c)	12,350	12,561
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 11/01/23	12,000	12,525
BorgWarner, Inc., 4.625%, due 09/15/20	10,810	$11,767
Moody's Corp., 4.50%, due 09/01/22	9,820	10,917
Schlumberger Holdings Corp., 144A, 4.00%, due 12/21/25 (c)	9,830	10,579
	Par Value	Value
Omega Healthcare Investors, Inc. REIT, 5.25%, due 01/15/26	$9,835	$10,454
GLP Capital, LP / GLP Financing II, Inc., 4.875%, due 11/01/20	10,000	10,362
Tyco Electronics Group SA, 3.70%, due 02/15/26	9,830	10,362
International Game Technology PLC, 144A, 5.625%, due 02/15/20 (c)	9,800	10,327
Six Flags Entertainment Corp., 144A, 5.25%, due 01/15/21 (c)	9,970	10,282
CNO Financial Group, Inc., 4.50%, due 05/30/20	9,830	10,174
MSCI, Inc., 144A, 5.25%, due 11/15/24 (c)	9,905	10,128
The Howard Hughes Corp., 144A, 6.875%, due 10/01/21 (c)	10,000	10,075
Kraft Heinz Foods Co., 144A, 2.00%, due 07/02/18 (c)	9,830	9,954
Chevron Corp., 1.365%, due 03/02/18	9,835	9,889
Universal Health Services, Inc., 144A, 5.00%, due 06/01/26 (c)	9,820	9,845
National Oilwell Varco, Inc., 1.35%, due 12/01/17	9,844	9,773
Ally Financial, Inc., 5.50%, due 02/15/17	9,365	9,505
Sirius XM Radio, Inc., 144A, 5.25%, due 08/15/22 (c)	8,895	9,362
USG Corp., 6.30%, due 11/15/16	8,871	9,051
Health Net, Inc., 6.375%, due 06/01/17	8,680	8,930
Medtronic, Inc., 3.15%, due 03/15/22	8,308	8,866
CVS Health Corp., 5.00%, due 12/01/24	6,880	8,052
E*TRADE Financial Corp., 4.625%, due 09/15/23	7,865	7,963
CVS Health Corp., 4.75%, due 12/01/22	6,880	7,858
Actavis Funding SCS, 1.30%, due 06/15/17	7,727	7,714
L-3 Communications Corp., 1.50%, due 05/28/17	7,274	7,280
Mead Johnson Nutrition Co., 3.00%, due 11/15/20	6,885	7,193
Stanley Black & Decker, Inc., 2.451%, due 11/17/18	6,875	7,024
Concho Resources, Inc., 5.50%, due 10/01/22	6,980	7,015
Scientific Games International, Inc., 144A, 7.00%, due 01/01/22 (c)	6,885	6,919
Kraft Heinz Foods Co., 144A, 4.875%, due 02/15/25 (c)	6,260	6,865
Level 3 Financing, Inc., 5.375%, due 05/01/25	6,895	6,843
Level 3 Financing, Inc., 5.125%, due 05/01/23	6,895	6,835
Fidelity National Financial, Inc., 6.60%, due 05/15/17	6,446	6,716

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.4% (continued)
CORPORATE BONDS - 12.6% (continued)
Credit Suisse Group AG, 144A, 6.25% (c) (d) (e)	$7,000	$6,588
The Sun Products Corp., 144A, 7.75%, due 03/15/21 (c)	5,895	6,109
CNO Financial Group, Inc., 5.25%, due 05/30/25	5,895	6,072
Yum! Brands, Inc., 3.875%, due 11/01/23	6,329	5,973
Oceaneering International, Inc., 4.65%, due 11/15/24	5,895	5,700
Quest Diagnostics, Inc., 4.70%, due 04/01/21	5,128	5,642
Glencore Finance Canada, Ltd., 144A, 3.60%, due 01/15/17 (c)	5,590	5,593
Ally Financial, Inc., 2.75%, due 01/30/17	5,500	5,526
Manitowoc Foodservice, Inc., 144A, 9.50%, due 02/15/24 (c)	4,915	5,492
ConocoPhillips Co., 4.20%, due 03/15/21	4,915	5,322
Bank of America Corp., 4.45%, due 03/03/26	5,000	5,230
Omnicom Group, Inc., 3.60%, due 04/15/26	4,915	5,177
Lam Research Corp., 3.90%, due 06/15/26	4,910	5,169
Express Scripts Holding Co., 3.30%, due 02/25/21	4,915	5,154
Foot Locker, Inc., 8.50%, due 01/15/22	4,340	5,132
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 11/01/18	5,000	5,131
Serta Simmons Bedding LLC, 144A, 8.125%, due 10/01/20 (c)	4,990	5,102
Berkshire Hathaway, Inc., 2.75%, due 03/15/23	4,915	5,078
Lam Research Corp., 3.45%, due 06/15/23	4,910	5,071
Capital One NA, 2.35%, due 08/17/18	5,000	5,070
Reinsurance Group of America, Inc., 3.95%, due 09/15/26	4,905	5,054
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.625%, due 06/15/24 (c)	4,910	5,045
Lam Research Corp., 2.80%, due 06/15/21	4,910	5,027
General Motors Financial Co., Inc., 3.10%, due 01/15/19	4,915	5,021
Penske Truck Leasing Co., LP / PTL Finance Corp., 144A, 3.75%, due 05/11/17 (c)	4,920	5,013
Bank of America Corp., 3.875%, due 03/22/17	4,915	5,005
The Goldman Sachs Group, Inc., 1.324%, due 05/22/17 (d)	5,000	5,004
American Express Credit Corp., 1.875%, due 11/05/18	4,915	4,967
	Par Value	Value
Schlumberger Holdings Corp., 144A, 1.90%, due 12/21/17 (c)	$4,915	$4,947
GLP Capital, LP / GLP Financing II, Inc., 5.375%, due 04/15/26	3,925	4,043
Scripps Networks Interactive, Inc., 2.80%, due 06/15/20	3,930	3,992
Zimmer Biomet Holdings, Inc., 3.15%, due 04/01/22	3,810	3,905
Omnicom Group, Inc., 6.25%, due 07/15/19	2,950	3,354
The Manitowoc Co., Inc., 144A, 12.75%, due 08/15/21 (c)	2,950	3,164
Dollar Tree, Inc., 144A, 5.75%, due 03/01/23 (c)	2,950	3,134
MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A, 5.625%, due 05/01/24 (c)	2,945	3,114
MSCI, Inc., 144A, 5.75%, due 08/15/25 (c)	2,950	3,061
American Express Credit Corp., 2.60%, due 09/14/20	2,945	3,043
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144A, 4.42%, due 06/15/21 (c)	2,940	3,026
eBay, Inc., 2.50%, due 03/09/18	2,945	2,999
Medtronic, Inc., 1.50%, due 03/15/18	2,950	2,976
CVS Health Corp., 2.25%, due 08/12/19	2,884	2,962
S&P Global, Inc., 4.40%, due 02/15/26	1,970	2,211
S&P Global, Inc., 3.30%, due 08/14/20	1,970	2,061
Live Nation Entertainment, Inc., 144A, 5.375%, due 06/15/22 (c)	2,000	2,055
The Gap, Inc., 5.95%, due 04/12/21	1,965	2,049
Goldman Sachs Group, Inc., 2.625%, due 04/25/21	2,000	2,028
GLP Capital, LP / GLP Financing II, Inc., 4.375%, due 04/15/21	1,965	2,024
Thermo Fisher Scientific, Inc., 3.00%, due 04/15/23	1,970	2,011
S&P Global, Inc., 2.50%, due 08/15/18	1,970	2,011
Ecolab, Inc., 3.00%, due 12/08/16	1,970	1,987
Voya Financial, Inc., 3.65%, due 06/15/26	1,960	1,969
Tempur Sealy International, Inc., 144A, 5.50%, due 06/15/26 (c)	1,965	1,931
Zimmer Biomet Holdings, Inc., 2.00%, due 04/01/18	1,815	1,830
Tyco Electronics Group SA, 6.55%, due 10/01/17	1,385	1,472
Post Holdings, Inc., 144A, 6.75%, due 12/01/21 (c)	1,000	1,057
Post Holdings, Inc., 7.375%, due 02/15/22	1,000	1,051

Oakmark.com 17

Oakmark Equity and Income Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.4% (continued)
CORPORATE BONDS - 12.6% (continued)
Dollar Tree, Inc., 144A, 5.25%, due 03/01/20 (c)	$1,000	$1,030
The Goldman Sachs Group, Inc., 2.875%, due 02/25/21	1,000	1,025
Ventas Realty, LP REIT, 3.50%, due 02/01/25	1,000	1,025
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A, 5.25%, due 06/01/26 (c)	1,000	1,025
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A, 5.00%, due 06/01/24 (c)	1,000	1,017
HCA, Inc., 3.75%, due 03/15/19	980	1,014
Level 3 Financing, Inc., 5.375%, due 01/15/24	1,000	1,004
The Goldman Sachs Group, Inc., 2.55%, due 10/23/19	980	1,003
Tribune Media Co., 5.875%, due 07/15/22	1,000	995
Post Holdings, Inc., 144A, 7.75%, due 03/15/24 (c)	500	549
Total Corporate Bonds (Cost $2,024,463)		2,045,772
GOVERNMENT AND AGENCY SECURITIES - 9.7%
U.S. GOVERNMENT NOTES - 9.4%
1.25%, due 07/15/20, Inflation Indexed	460,497	494,830
1.375%, due 07/15/18, Inflation Indexed	416,559	436,883
2.125%, due 01/15/19, Inflation Indexed	222,153	238,323
1.00%, due 09/30/16	199,380	199,701
1.25%, due 11/30/18	73,725	74,776
2.125%, due 01/31/21	24,570	25,835
1.75%, due 10/31/20	24,570	25,396
0.75%, due 06/30/17	24,585	24,642
		1,520,386
U.S. GOVERNMENT AGENCIES - 0.3%
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,943
Federal Farm Credit Banks, 1.68%, due 08/16/21	17,165	17,168
		42,111
Total Government and Agency Securities (Cost $1,496,171)		1,562,497
ASSET BACKED SECURITIES - 0.1%
Cabela's Master Credit Card Trust, 144A, 0.992%, due 10/15/19 (c) (d) (Cost $11,450)	11,450	11,456
TOTAL FIXED INCOME - 22.4% (COST $3,532,084)		3,619,725
	Par Value	Value
SHORT TERM INVESTMENTS - 15.8%
COMMERCIAL PAPER - 11.5%
MetLife Short Term Funding LLC, 144A, 0.39% - 0.51%, due 07/06/16 - 08/26/16 (c) (f)	$500,080	$499,916
American Honda Finance Corp., 0.46% - 0.49%, due 07/22/16 - 08/17/16 (f)	244,150	244,035
Toyota Motor Credit Corp., 0.43% - 0.47%, due 08/02/16 - 08/17/16 (f)	215,000	214,889
Kraft Food Group, Inc., 144A, 0.99% - 1.25%, due 07/01/16 - 09/09/16 (c) (f)	199,875	199,722
BMW US Capital LLC, 144A, 0.41% - 0.44%, due 07/07/16 - 07/20/16 (c) (f)	180,000	179,977
Anthem, Inc., 144A, 0.72% - 0.79%, due 07/05/16 - 08/15/16 (c) (f)	172,000	171,901
Kellogg Co., 144A, 0.59% - 0.63%, due 07/01/16 - 07/18/16 (c) (f)	160,133	160,119
Schlumberger Holdings Corp., 144A, 0.96% - 1.02%, due 07/01/16 - 08/10/16 (c) (f)	100,000	99,964
John Deere Capital Co., 144A, 0.41% - 0.43%, due 07/18/16 - 07/25/16 (c) (f)	85,000	84,980
TOTAL COMMERCIAL PAPER (COST $1,855,495)		1,855,503
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.20% dated 06/30/16 due 07/01/16, repurchase price $262,432, collateralized by United States Treasury Notes, 2.000% - 2.750%, due 02/15/24 - 08/15/25, aggregate value plus accrued interest of $267,684 (Cost: $262,430)	262,430	262,430
CORPORATE BONDS - 1.6%
Bank of America Corp., 6.50%, due 08/01/16	46,006	46,217
Capital One Financial Corp., 6.15%, due 09/01/16	39,398	39,704
HCP, Inc. REIT, 6.30%, due 09/15/16	29,485	29,754
Macy's Retail Holdings, Inc., 5.90%, due 12/01/16	26,108	26,646
Cabot Corp., 5.00%, due 10/01/16	18,930	19,096
MGM Resorts International, 7.625%, due 01/15/17	14,575	15,012
ConocoPhillips Canada Funding Co. I, 5.625%, due 10/15/16	13,365	13,529
Comerica Bank, 5.75%, due 11/21/16	12,750	12,955
Avnet, Inc., 6.625%, due 09/15/16	11,936	12,056

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 15.8% (continued)
CORPORATE BONDS - 1.6% (continued)
Thermo Fisher Scientific, Inc., 1.30%, due 02/01/17	$11,511	$11,520
Wm Wrigley Jr Co., 144A, 1.40%, due 10/21/16 (c)	6,885	6,895
Cameron International Corp., 1.15%, due 12/15/16	6,875	6,887
L-3 Communications Corp., 3.95%, due 11/15/16	5,200	5,254
Schlumberger Investment SA, 144A, 1.95%, due 09/14/16 (c)	4,425	4,435
Capital One Financial Corp., 3.15%, due 07/15/16	3,513	3,516
The Bank of New York Mellon Corp., 2.30%, due 07/28/16	2,945	2,949
Total Corporate Bonds (Cost $256,257)		256,425
U.S. GOVERNMENT BILLS - 1.1%
United States Treasury Bills, 0.19% - 0.23%, due 07/07/16 - 07/21/16 (f) (Cost $174,990)	175,000	174,990
TOTAL SHORT TERM INVESTMENTS - 15.8% (COST $2,549,172)		2,549,348
TOTAL INVESTMENTS - 100.0% (COST $13,149,806)		16,175,735
Foreign Currencies (Cost $0) - 0.0% (g)		0	(h)
Other Assets In Excess of Liabilities - 0.0%(g)		3,542
NET ASSETS - 100.0%		$16,179,277

  Securities of aggregate value of $143,799 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

(d)  Floating Rate Note. Rate shown is as of June 30, 2016.

(e)  Security is perpetual and has no stated maturity date.

(f)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(g)  Amount rounds to less than 0.1%.

(h)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

Oakmark.com 19

Oakmark Global Fund  June 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Class I)	-3.66%	-15.61%	1.51%	4.26%	4.48%	9.20%	08/04/99
MSCI World Index	1.01%	-2.78%	6.95%	6.63%	4.43%	3.70%
Lipper Global Funds Index[11]	0.69%	-4.89%	5.86%	5.15%	4.18%	4.42%
Oakmark Global Fund (Class II)	-3.71%	-15.92%	1.15%	3.89%	4.11%	9.20%	10/10/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
CNH Industrial NV	4.6
Credit Suisse Group	4.4
TE Connectivity, Ltd.	4.2
Julius Baer Group, Ltd.	4.2
Alphabet Inc., Class C	4.1
General Motors Co.	4.0
Bank of America Corp.	3.7
LafargeHolcim, Ltd.	3.7
Incitec Pivot, Ltd.	3.5
Daimler AG	3.5
FUND STATISTICS
Ticker	OAKGX
Inception	08/04/99
Number of Equity Holdings	35
Net Assets	$2.4 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$65.9 billion
Median Market Cap	$22.1 billion
Portfolio Turnover (for the 6-months ended 03/31/2016)	15%
Expense Ratio - Class I (as of 09/30/15)	1.12%
SECTOR ALLOCATION	% of Net Assets
Financials	25.0
Information Technology	24.4
Consumer Discretionary	22.0
Industrials	13.3
Materials	7.1
Health Care	2.2
Energy	1.9
Consumer Staples	1.8
Short-Term Investments and Other	2.3
GEOGRAPHIC ALLOCATION
% of Equity
Europe	40.4
Switzerland	19.5
U.K.	11.0
Germany*	8.7
Netherlands*	1.2
North America	39.1
United States	39.1
% of Equity
Asia	14.7
Japan	10.4
China	2.2
South Korea	2.1
Australasia	3.6
Australia	3.6
Latin America	2.2
Mexico	2.2

*  Euro currency countries comprise 9.9% of equity investments

20 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2016

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager
oakgx@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakgx@oakmark.com

Brexit Changes the Narrative

Oh, if it had only ended one week earlier! Before the Brexit vote, the June quarter had been far more sedate than the March quarter, and market performance was improving as the vote neared. But then the unexpected happened, and investors fled to what the media calls "safety." As always, we have difficulty accepting that overpriced assets of any type should be considered safe, but in moments of duress, price action suggests that other investors do not share our opinion. So, what can those who panicked about the Brexit vote be thinking? First, that interest rates are unlikely to go up in the foreseeable future. Second, that business confidence has been impaired so much that capital investment will be inhibited. Third, that a wave of political populism is surging across the world and creating a challenging environment for capitalist economies. If the panic-stricken are correct, their conclusions may have some merit, but we will not know the outcomes for quite some time. The Brexit vote itself is only the beginning of a process estimated to take a minimum of two years. In the meantime, politics will evolve, business leaders will attempt to make profitable investments and interest rates will fluctuate. And we will do our best to optimize the returns of the Oakmark Global Fund by purchasing undervalued companies that are growing their intrinsic value over time and that are managed by individuals who think and act like long-term owners of the business.

Quarter Review

For the quarter, the Oakmark Global Fund lost 4%, which compares to the MSCI World Index's10 return of 1% and the Lipper Global Fund Index's11 return of 1%. For the first six months of 2016, the Fund lost 11%, which contrasts to the MSCI World Index returning 1% while the Lipper Global Fund Index remained flat. Since inception in 1999, the Fund has achieved a compound annual rate of return of 9% versus 4% for the MSCI World Index and 4% for the Lipper Global Fund Index.

For the quarter, the U.S., the U.K. and South Korea were the only positive contributors. Switzerland, Germany and Japan detracted most. LinkedIn (U.S.), CNH Industrial (U.K.), Union Pacific (U.S.), Omron (Japan) and Hirose (Japan) were the leading contributors. Credit Suisse (Switzerland), Daimler (Germany), Daiwa Securities (Japan), BNP (France) and GM (U.S.) were the biggest detractors.

For the first half of 2016, the U.K., South Korea and the Netherlands were the only positive contributors. Switzerland, the U.S. and Germany detracted most. Leading contributors to return were LinkedIn, Oracle (U.S.), CNH Industrial, Samsung Electronics (Korea) and Union Pacific. Credit Suisse, Daimler, Bank of America (U.S.), Incitec Pivot (Australia) and Toyota Motor (Japan) were the largest detractors.

Portfolio Activity (aka LinkedIn, We Hardly Knew You!)

During the quarter, we eliminated three U.S.-domiciled holdings and one French bank, and purchased one U.S. holding and one U.K. bank. One eliminated holding, Centene (U.S.), was received as a result of the takeover of Fund holding Health Net (U.S.). Although Centene has interesting prospects, we decided that its valuation was not compelling at this time. The second elimination, Intel (U.S.), was sold, ironically, to fund the third elimination, LinkedIn.

What does that mean? It means that we had the rare experience of initiating a holding and selling it at or above our sell target all within the same quarter. LinkedIn's share price collapsed early in 2016 when the company reported decelerating growth. We generally avoid such hyper-growth businesses because when that growth slows, it rarely descends in a controlled, genteel manner. LinkedIn looked different, however, as its market position and developing network effects suggested that this was a company with enduring business value. Our analysis determined that the company's flagship offering was quickly becoming essential for human resource departments around the world to search and communicate with talent, post jobs and market their own enterprises. We chose to invest in the shares at a price more than 50% below the previous high, and to fund this purchase we sold one of the Fund's long-term holdings—Intel. We were soon very surprised (and pleased) to find that Microsoft shared our enthusiasm for the business. Microsoft and LinkedIn announced a friendly merger transaction in mid-June, which substantially increased LinkedIn's share price. Given that the acquisition is a cash transaction expected to close this year, we elected to sell the Fund's LinkedIn shares.

Our second new purchase was Lloyds. It is a leading U.K. retail bank with over 25% deposit market share. Over 65% of its loans are mortgages with an average loan-to-value at an impressive 46%. Its balance sheet is strong with ample liquidity, the bank is run by a management team focused on maximizing returns, and it pays out the vast majority of its earnings to shareholders. This is a position we initiated after the Brexit vote. We understand there is likely to be slower growth in the short term due to the economic uncertainty caused by the non-binding vote. However, the share price fell nearly 40% in U.S. dollar terms from June 23 to the market close on June 27, allowing us to buy this quality franchise at what we believe is a discount to book value.

We sold our position in BNP to fund the Lloyds purchase. While we still find BNP attractively priced, we were able to realize a sizable tax loss while buying a bank with comparable upside that earns even higher returns.

Oakmark.com 21

Oakmark Global Fund  June 30, 2016

Portfolio Manager Commentary (continued)

Currency Hedges

Despite the weakening of many currencies during the quarter, we continue to believe some currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedges and ended the quarter with approximately 30% of the Swiss franc and 11% of the Australian dollar hedged.

Thank you for being our partners in the Oakmark Global Fund. Please feel free to contact us with your questions or comments.

22 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 97.7%
FINANCIALS - 25.0%
DIVERSIFIED FINANCIALS - 11.6%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	9,823	$104,636
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,432	97,868
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	13,323	70,190
		272,694
BANKS - 10.1%
Bank of America Corp. (United States) Diversified Banks	6,512	86,409
Citigroup, Inc. (United States) Diversified Banks	1,839	77,938
Lloyds Banking Group PLC (United Kingdom) Diversified Banks	102,088	73,942
		238,289
INSURANCE - 3.3%
Allianz SE (Germany) Multi-line Insurance	538	76,778
		587,761
INFORMATION TECHNOLOGY - 24.4%
SOFTWARE & SERVICES - 12.7%
Alphabet, Inc., Class C (United States) (a) Internet Software & Services	139	95,886
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	877	77,202
Oracle Corp. (United States) Systems Software	1,823	74,619
Baidu, Inc. (China) (a) (b) Internet Software & Services	310	51,197
		298,904
TECHNOLOGY HARDWARE & EQUIPMENT - 11.7%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,715	97,921
OMRON Corp. (Japan) Electronic Components	1,885	61,525
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	38	46,775
Itron, Inc. (United States) (a) Electronic Equipment & Instruments	864	37,256
Hirose Electric Co., Ltd. (Japan) Electronic Components	258	31,762
		275,239
		574,143
	Shares	Value
CONSUMER DISCRETIONARY - 22.0%
AUTOMOBILES & COMPONENTS - 10.7%
General Motors Co. (United States) Automobile Manufacturers	3,330	$94,228
Daimler AG (Germany) Automobile Manufacturers	1,365	81,649
Toyota Motor Corp. (Japan) Automobile Manufacturers	1,541	75,974
		251,851
MEDIA - 7.1%
The Interpublic Group of Cos., Inc. (United States) Advertising	3,498	80,812
Grupo Televisa SAB (Mexico) (b) Broadcasting	1,946	50,681
Live Nation Entertainment, Inc. (United States) (a) Movies & Entertainment	1,514	35,577
		167,070
CONSUMER DURABLES & APPAREL - 2.6%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,032	60,402
RETAILING - 1.6%
CarMax, Inc. (United States) (a) Automotive Retail	763	37,420
		516,743
INDUSTRIALS - 13.3%
CAPITAL GOODS - 10.9%
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	15,034	109,049
USG Corp. (United States) (a) Building Products	1,846	49,779
MTU Aero Engines AG (Germany) Aerospace & Defense	452	42,183
Koninklijke Philips N.V. (Netherlands) Industrial Conglomerates	1,113	27,641
Smiths Group PLC (United Kingdom) Industrial Conglomerates	1,753	27,090
		255,742
TRANSPORTATION - 2.4%
Union Pacific Corp. (United States) Railroads	654	57,070
		312,812
MATERIALS - 7.1%
LafargeHolcim, Ltd. (Switzerland) Construction Materials	2,054	85,936
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	36,545	82,090
		168,026

Oakmark.com 23

Oakmark Global Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 97.7% (cont.)
HEALTH CARE - 2.2%
HEALTH CARE EQUIPMENT & SERVICES - 2.2%
Tenet Healthcare Corp. (United States) (a) Health Care Facilities	1,879	$51,932
ENERGY - 1.9%
National Oilwell Varco, Inc. (United States) Oil & Gas Equipment & Services	1,315	44,233
CONSUMER STAPLES - 1.8%
FOOD, BEVERAGE & TOBACCO - 1.8%
Diageo PLC (United Kingdom) Distillers & Vintners	1,550	43,303
TOTAL COMMON STOCKS - 97.7% (COST $2,255,079)		2,298,953
	Par Value	Value
SHORT TERM INVESTMENT - 2.2%
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.20% dated 06/30/16 due 07/01/16, repurchase price $50,472, collateralized by a United States Treasury Note, 2.000%, due 08/15/25, value plus accrued interest of $51,483 (Cost: $50,472)	$50,472	50,472
TOTAL SHORT TERM INVESTMENTS - 2.2% (COST $50,472)		50,472
TOTAL INVESTMENTS - 99.9% (COST $2,305,551)		2,349,425
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.1%		3,050
TOTAL NET ASSETS - 100.0%		$2,352,475

  Securities of aggregate value of $1,198,793 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

24 OAKMARK FUNDS

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Oakmark.com 25

Oakmark Global Select Fund  June 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

	Average Annual Total Returns (as of 06/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	Since Inception	Inception Date
Oakmark Global Select Fund (Class I)	-3.70%	-9.01%	4.36%	7.06%	6.55%	10/02/06
MSCI World Index	1.01%	-2.78%	6.95%	6.63%	4.07%
Lipper Global Funds Index[11]	0.69%	-4.89%	5.86%	5.15%	3.87%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Alphabet Inc., Class C	7.5
General Electric Co.	6.5
Apache Corp.	5.9
JPMorgan Chase & Co.	5.6
American International Group, Inc.	5.4
Oracle Corp.	5.1
Daimler AG	5.0
LafargeHolcim, Ltd	4.9
CNH Industrial NV	4.9
MasterCard, Inc., Class A	4.9
FUND STATISTICS
Ticker	OAKWX
Inception	10/02/06
Number of Equity Holdings	20
Net Assets	$2.0 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$117.1 billion
Median Market Cap	$52.7 billion
Portfolio Turnover (for the 6-months ended 03/31/2016)	7%
Expense Ratio - Class I (as of 09/30/15)	1.13%
SECTOR ALLOCATION	% of Net Assets
Information Technology	26.1
Financials	24.6
Consumer Discretionary	14.0
Industrials	13.6
Consumer Staples	6.5
Energy	5.9
Materials	4.9
Short-Term Investments and Other	4.4
GEOGRAPHIC ALLOCATION
% of Equity
North America	47.8
United States	47.8
Europe	43.7
Switzerland	21.9
U.K.	9.2
France*	7.4
Germany*	5.2
% of Equity
Asia	8.5
Japan	4.5
South Korea	4.0

*  Euro currency countries comprise 12.6% of equity investments

26 OAKMARK FUNDS

Oakmark Global Select Fund  June 30, 2016

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund declined 4% for the quarter ended June 30, 2016, underperforming the MSCI World Index10, which returned 1% for the quarter. The Fund has returned an average of 7% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 4% over the same period.

The United Kingdom's vote to exit the European Union caused extreme reaction in the global financial markets. Please see the International lead letter for more information on this topic.

The largest contributor to performance for the quarter was Apache (U.S.), a global oil and gas exploration company, which returned 14%. In addition to higher oil prices, Apache benefitted from solid first quarter results that demonstrated better production at lower costs. The results also showed that Apache continues to reduce its capital intensity with North American well costs down 45% since 2014 due to service prices and efficiencies. In our view, Apache has the balance sheet and asset quality to survive continued volatility in oil and gas prices, and we like how the management team is preserving and growing per share value. One of the reasons we purchased Apache last year was our confidence in the newly appointed CEO, John Christmann. He acted quickly, replacing the operating heads of each region and changing compensation metrics to focus on return, better aligning management with the shareholders. We continue to believe that Apache is inexpensive relative to the value of its properties.

Credit Suisse, one of Switzerland's top financial services groups, was the largest detractor from performance for the quarter, returning –22%. Although the U.K.'s decision to leave the EU has negatively impacted Credit Suisse Group's share price, it is important to remember that the bank derives only 2% of its revenues from the U.K., while 13% of its costs are denominated in pound sterling currency, the net result of which may be somewhat positive for profitability. While the decision to leave the EU has caused notable market upheaval, global market declines were actually more extreme in the first few months of 2016 due to significant commodity price weakness, concerns regarding slowed economic growth in the U.S. and China, and monetary decisions by major central banks. Even so, Credit Suisse was able to grow net new money by 6.1% in the first quarter, which was meaningfully better than the 3.8% we estimated for the full fiscal year and higher than our expected normal run-rate of 5%. Additionally, we believe its overall first quarter results were good. Performance in its investment bank division lagged behind the industry, however we recognize that the underperformance is partially due to restructuring activity and we expect performance to improve when restructuring is complete. Also during the first quarter, Credit Suisse realized about half of its intended CHF 1.4 billion in cost cuts, which was ahead of schedule. Although the company's near-term results may suffer, it is too early to know the extent to which the U.K.'s EU exit will affect Credit Suisse. The company reports its second-quarter financial results in late July, at which time we'll have a clearer view.

We did not add or remove any names from the Fund during the quarter. Geographically, 48% of the Fund's holdings were invested in U.S.-domiciled companies as of quarter-end while approximately 43% were allocated to equities in Europe, 5% in Japan and 4% in South Korea.

Despite the weakening of many currencies during the quarter, we continue to believe some currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedges and ended the quarter with approximately 31% of the Swiss franc exposure hedged.

We continue to focus on finding what we believe are attractive, undervalued international companies with management teams focused on building shareholder value. We thank you for your support.

Oakmark.com 27

Oakmark Global Select Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.6%
INFORMATION TECHNOLOGY - 26.1%
SOFTWARE & SERVICES - 17.5%
Alphabet, Inc., Class C (United States) (a) Internet Software & Services	213	$147,677
Oracle Corp. (United States) Systems Software	2,450	100,279
MasterCard, Inc., Class A (United States) Data Processing & Outsourced Services	1,100	96,866
		344,822
TECHNOLOGY HARDWARE & EQUIPMENT - 8.6%
TE Connectivity, Ltd. (Switzerland) Electronic Manufacturing Services	1,654	94,454
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	60	74,858
		169,312
		514,134
FINANCIALS - 24.6%
BANKS - 10.3%
JPMorgan Chase & Co. (United States) Diversified Banks	1,762	109,491
Bank of America Corp. (United States) Diversified Banks	7,037	93,381
		202,872
DIVERSIFIED FINANCIALS - 8.9%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	8,288	88,292
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	16,306	85,906
		174,198
INSURANCE - 5.4%
American International Group, Inc. (United States) Multi-line Insurance	2,022	106,943
		484,013
CONSUMER DISCRETIONARY - 14.0%
CONSUMER DURABLES & APPAREL - 9.1%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	1,544	90,395
Kering (France) Apparel, Accessories & Luxury Goods	550	88,540
		178,935
AUTOMOBILES & COMPONENTS - 4.9%
Daimler AG (Germany) Automobile Manufacturers	1,633	97,740
		276,675
	Shares	Value
INDUSTRIALS - 13.6%
CAPITAL GOODS - 11.4%
General Electric Co. (United States) Industrial Conglomerates	4,050	$127,494
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	13,369	96,972
		224,466
TRANSPORTATION - 2.2%
Kuehne + Nagel International AG (Switzerland) Marine	306	42,845
		267,311
CONSUMER STAPLES - 6.5%,
FOOD, BEVERAGE & TOBACCO - 6.5%
Diageo PLC (United Kingdom) Distillers & Vintners	2,728	76,217
Danone SA (France) Packaged Foods & Meats	727	50,883
		127,100
ENERGY - 5.9%
Apache Corp. (United States) Oil & Gas Exploration & Production	2,100	116,907
MATERIALS - 4.9%
LafargeHolcim, Ltd. (Switzerland) Construction Materials	2,322	97,133
TOTAL COMMON STOCKS - 95.6% (COST $1,936,144)		1,883,273
	Par Value	Value
SHORT TERM INVESTMENTS - 2.6%
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.20% dated 06/30/16 due 07/01/16, repurchase price $51,564 collateralized by a United States Treasury Note, 2.750%, due 02/15/24, value plus accrued interest of $52,599 (Cost: $51,563)	$51,563	51,563
TOTAL SHORT TERM INVESTMENTS - 2.6% (COST $51,563)		51,563
TOTAL INVESTMENTS - 98.2% (COST $1,987,707)		1,934,836
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 1.8%		36,189
TOTAL NET ASSETS - 100.0%		$1,971,025

  Securities of aggregate value of $889,781 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

28 OAKMARK FUNDS

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Oakmark.com 29

Oakmark International and Oakmark  June 30, 2016
International Small Cap Funds

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

Fellow Shareholders,

Our two international Funds experienced disappointing quarters, both in absolute and relative terms as European geopolitical events strongly impacted share prices. The negative deviation, especially in the Oakmark International Fund, was in part due to our exposure to the European Financials sector, which was the one of the larger contributors to the negative relative underperformance. For the Oakmark International Small Cap Fund, the cause for underperformance was mainly due to exposure to businesses involved in the U.K. real estate market.

I Will Only Use This Word One Time: Brexit

On June 23, voters in the United Kingdom chose to exit the European Union. This vote to leave, known as Brexit, caused an extreme reaction in the global financial markets. European and Japanese stocks weakened in general and, as mentioned, stock prices in the Financials sector, as well as those relating to the U.K. housing market, were aggressively marked down. Oddly, the Japanese yen is seen as a "safe haven currency," and as such, it strengthened abruptly, hitting the share prices in their export sector where our Funds have notable exposure.

The outcome of the U.K. referendum came as a shock to most, as the global "establishment" heavily campaigned for a "remain" vote and warned of dire consequences if the U.K. voted to leave. In the wake of the exit vote, it is uncertain as to what the actual economic impact will be. The "remain" campaigners certainly made their disaster scenario well known leading up to the vote, but perhaps these same parties were oblivious to the reasoning of the "leave" supporters, who argued that the EU was the real disaster and that the rules, regulations and mandates for the entire EU were often made by unelected officials in Brussels irrespective of the desires of local citizens.

My guess is that markets and the economy will adjust to this new reality, and though some negative side effects will result, there may be more than a few positives. First, weak sterling will likely have a stimulative effect on the U.K. economy. Second, perhaps the U.K. government will use this newly found freedom to legislate pro-growth policies. Lastly, maybe the EU will view this vote as a wake-up call and undertake real reform.

During the first two days after the vote, the European stock index dropped just under 15%, with the European financials dropping even more. I would assert that, as often is the case, the underlying intrinsic value of the corresponding businesses did not change as drastically as the market price. In fact, this is usually the case as fearful traders and investors often sell in a knee-jerk reaction in response to any geopolitical disturbance. We believe that for real investors, it provides an opportunity. Our process is to first try to measure the true impact these events may have, if any, on the intrinsic value of the businesses we own and then to respond in a way that takes advantage of the market's short-term fears. Again I stress the point we often make: Volatility is opportunity!

European Financials

Recent events have further reduced the prices of European banks, insurance companies and asset managers. Often we get questions as to what the value arguments are for us to be relatively overweight in this sector. The market is concerned with the impact that low and negative interest rates have on earnings as well as the balance sheet strength of the companies in this sector. We believe the market is ignoring the following:

1.  Earnings can be enhanced by lending growth, increases in fees, and cuts in costs and loan losses. The lending spread, though an important factor in any bank's profitability, is not the only determinant of success.

2.  Low and negative interest rates are unlikely to be a permanent condition.

3.  Capital levels and balance sheet safety have rapidly improved since the 2008-2009 global financial crises. Today, the amount of required capital European banks have is nearly double where it was in 2008. Loan-to-deposit ratios, a measure of funding stability, are at 104% vs. 125%; leverage ratios, another measure of bank safety, are at 5.1% vs. 1.8% according to Autonomous research. Given the financial strength of banks and insurance companies today, as well as with most companies, there is the ability to withstand periods of economic slowdown and uncertainty.

4.  The global consumer is in an extremely strong economic position given low interest rates, low energy costs and low unemployment rates in most of the developed world.

5.  Price: European financials sell at extremely attractive valuations no matter what metric is used. When looking at fundamental value measurements, they sell at measurable discounts. The MSCI Europe Financials Index12 shows price-earnings2 ratio of 13, price-book13 ratio of 1 and dividend yield of 6%, compared to the MSCI World Index10 with P/E of 20, P/B of 2 and dividend yield of 3%.

All in all, we believe there is a strong value case to be made for the European Financials sector, and this exposure should have a positive impact on our long-term performance.

We continue to believe that strong investment performance requires discipline and patience, and that the opportunities are quite positive for long-term investment success. We appreciate your support and confidence, and we will continue to work hard to stay disciplined and patient to achieve welcome results.

30 OAKMARK FUNDS

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Oakmark.com 31

Oakmark International Fund  June 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Class I)	-7.77%	-18.25%	-1.23%	2.29%	3.68%	9.02%	09/30/92
MSCI World ex U.S. Index	-1.05%	-9.84%	1.88%	1.23%	1.63%	5.54%
MSCI EAFE Index[15]	-1.46%	-10.16%	2.06%	1.68%	1.58%	5.38%
Lipper International Funds Index[16]	-0.99%	-9.51%	2.62%	1.95%	2.45%	6.44%
Oakmark International Fund (Class II)	-7.87%	-18.55%	-1.60%	1.91%	3.33%	6.80%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Glencore PLC	4.7
Credit Suisse Group	4.2
Honda Motor Co., Ltd.	4.1
BNP Paribas SA	3.2
Intesa Sanpaolo SpA	3.0
LafargeHolcim, Ltd.	3.0
Daimler AG	3.0
Nomura Holdings, Inc.	2.9
CNH Industrial NV	2.9
Toyota Motor Corp.	2.7
FUND STATISTICS
Ticker	OAKIX
Inception	09/30/92
Number of Equity Holdings	56
Net Assets	$23.0 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$34.6 billion
Median Market Cap	$17.6 billion
Portfolio Turnover (for the 6-months ended 03/31/16)	25%
Expense Ratio - Class I (as of 09/30/15)	0.95%
SECTOR ALLOCATION	% of Net Assets
Financials	30.6
Consumer Discretionary	25.6
Industrials	19.1
Materials	9.5
Information Technology	7.5
Consumer Staples	4.0
Short-Term Investments and Other	3.7
GEOGRAPHIC ALLOCATION
% of Equity
Europe	68.3
Switzerland	17.8
U.K.	15.0
France*	13.0
Italy*	7.4
Germany*	6.5
Sweden	4.4
Netherlands*	2.9
Ireland*	1.3
Asia	25.5
Japan	16.9
Indonesia	2.5
China	1.9
% of Equity
Asia (cont'd)	25.5
South Korea	1.8
Hong Kong	1.6
Taiwan	0.8
Australasia	2.8
Australia	2.8
Latin America	1.7
Mexico	1.7
North America	1.6
United States	1.6
Middle East	0.1
Israel	0.1

*  Euro currency countries comprise 31.1% of equity investments

32 OAKMARK FUNDS

Oakmark International Fund  June 30, 2016

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Robert A. Taylor, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund declined 8% for quarter ended June 30, 2016, underperforming the MSCI World ex U.S. Index14, which declined 1%. Most importantly, the Fund has returned an average of 9% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6% per year over the same period.

The United Kingdom's vote to exit the European Union (EU) caused extreme reaction in the global financial markets. Our exposure to the European Financials sector was one of the key reasons for our underperformance versus the index. Please see the International lead letter for more information on this topic.

Ashtead Group (U.K.), an international equipment rental company, was the top contributor for the quarter, returning 15%. While Ashtead is based in the U.K., it derives a majority of its revenue (84%) from North America. Ashtead recently released solid fiscal year 2016 results, showing 19% growth in its U.S. equipment rental business. Given that the market only grew 6% over the period, these results imply that Ashtead has continued to significantly gain market share. We have seen a secular shift in the U.S. market toward renting equipment instead of buying it, as it relieves the client of upfront investment and ongoing maintenance responsibilities. The rental market has also expanded significantly into non-construction related categories, which possess both higher returns and lower volatility than the general construction business. These factors should help Ashtead generate greater through-cycle profitability compared to the previous period.

Credit Suisse, one of Switzerland's top financial services groups, was the largest detractor from performance for the quarter, returning –22%. Although the U.K.'s decision to leave the EU has negatively impacted Credit Suisse Group's share price, it is important to remember that the bank derives only 2% of its revenues from the U.K., while 13% of its costs are denominated in pound sterling currency—the net result of which may be somewhat positive for profitability. While the decision to leave the EU has caused notable market upheaval, global market declines were actually more extreme in the first few months of 2016 due to significant commodity price weakness, concerns regarding slowed economic growth in the U.S. and China, and monetary decisions by major central banks. Even so, Credit Suisse was able to grow net new money by 6.1% in the first quarter, which was meaningfully better than the 3.8% we estimated for the full fiscal year and higher than our expected normal run-rate of 5%. Additionally, we believe its overall first quarter results were good. Performance in its investment bank division lagged behind the industry, however we recognize that the underperformance is partially due to restructuring activity and we expect performance to improve when restructuring is complete. Also during the first quarter, Credit Suisse realized about half of its intended CHF 1.4 billion in cost cuts, which was ahead of schedule. Although the company's near-term results may suffer, it is too early to know the extent to which the U.K.'s EU exit will affect Credit Suisse. The company reports its second-quarter financial results in late July, at which time we'll have a clearer view.

During the quarter, we sold our position in Burberry Group (U.K.). We believe Burberry has a good brand but is run by an average management team. Given our significant exposure to luxury goods, we decided to sell our position in Burberry and allocate the capital to our other luxury goods names run by stronger management teams. We also sold our position in BMW (Germany). We strive to invest in owner-oriented management teams that build shareholder value over time. We have been disappointed in BMW's capital allocation and significant cash position. We had hoped to discuss our concerns with management, but management refused to hear our thoughts on the topic. Given our concerns about capital allocation, management's unwillingness to meet with us and our significant exposure to the automotive sector, we decided to sell our shares.

Geographically, we ended the quarter with 68% of our holdings in Europe, 17% in Japan and 3% in Australia. The remaining positions are in South Korea, Indonesia, the United States, China, Hong Kong, Mexico, Taiwan and Israel.

Despite the weakening of many currencies during the quarter, we continue to believe some currencies are overvalued versus the U.S. dollar. We maintained our defensive currency hedges and ended the quarter with approximately 28% of the Swiss franc and 13% of the Australian dollar hedged.

We continue to focus on finding what we believe are attractive, undervalued international companies with management teams focused on building shareholder value. We thank you for your support.

Oakmark.com 33

Oakmark International Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.3%
FINANCIALS - 30.6%
DIVERSIFIED FINANCIALS - 14.2%
Credit Suisse Group AG (Switzerland) Diversified Capital Markets	91,743	$977,282
Nomura Holdings, Inc. (Japan) Investment Banking & Brokerage	191,072	679,557
EXOR SpA (Italy) Multi-Sector Holdings	14,058	518,955
Daiwa Securities Group, Inc. (Japan) Investment Banking & Brokerage	87,280	459,823
Schroders PLC (United Kingdom) Asset Management & Custody Banks	10,945	345,875
AMP, Ltd. (Australia) Other Diversified Financial Services	73,086	284,832
Schroders PLC, Non-Voting (United Kingdom) Asset Management & Custody Banks	31	758
		3,267,082
BANKS - 12.3%
BNP Paribas SA (France) Diversified Banks	17,046	747,548
Intesa Sanpaolo SpA (Italy) Diversified Banks	368,062	701,052
Bank Mandiri Persero Tbk PT (Indonesia) Diversified Banks	759,747	549,794
Lloyds Banking Group PLC (United Kingdom) Diversified Banks	742,434	537,737
Sumitomo Mitsui Financial Group, Inc. (Japan) Diversified Banks	10,726	309,699
		2,845,830
INSURANCE - 4.1%
Allianz SE (Germany) Multi-line Insurance	4,116	587,192
Willis Towers Watson PLC (United States) Insurance Brokers	2,802	348,258
		935,450
		7,048,362
CONSUMER DISCRETIONARY - 25.6%
AUTOMOBILES & COMPONENTS - 11.5%
Honda Motor Co., Ltd. (Japan) Automobile Manufacturers	37,473	940,027
Daimler AG (Germany) Automobile Manufacturers	11,390	681,576
Toyota Motor Corp. (Japan) Automobile Manufacturers	12,398	611,188
Valeo SA (France) (b) Auto Parts & Equipment	5,334	236,793
Continental AG (Germany) Auto Parts & Equipment	915	173,086
		2,642,670
	Shares	Value
CONSUMER DURABLES & APPAREL - 9.0%
Cie Financiere Richemont SA (Switzerland) Apparel, Accessories & Luxury Goods	8,344	$488,428
Kering (France) Apparel, Accessories & Luxury Goods	2,824	454,680
Prada SpA (Italy) Apparel, Accessories & Luxury Goods	135,617	419,980
Swatch Group AG, Bearer Shares (Switzerland) Apparel, Accessories & Luxury Goods	1,373	399,633
LVMH Moet Hennessy Louis Vuitton SA (France) Apparel, Accessories & Luxury Goods	2,089	314,895
		2,077,616
MEDIA - 1.8%
Grupo Televisa SAB (Mexico) (c) Broadcasting	14,378	374,411
WPP PLC (United Kingdom) Advertising	2,284	47,591
		422,002
RETAILING - 1.8%
Hennes & Mauritz AB (H&M) - Class B (Sweden) Apparel Retail	13,768	405,051
CONSUMER SERVICES - 1.5%
Melco Crown Entertainment, Ltd. (Hong Kong) (c) Casinos & Gaming	27,358	344,168
		5,891,507
INDUSTRIALS - 19.1%
CAPITAL GOODS - 14.2%
CNH Industrial N.V. (United Kingdom) Agricultural & Farm Machinery	92,320	669,658
Ashtead Group PLC (United Kingdom) Trading Companies & Distributors	35,177	502,460
SKF AB, Class B (Sweden) Industrial Machinery	23,651	378,956
Komatsu, Ltd. (Japan) Construction Machinery & Heavy Trucks	19,226	333,993
Koninklijke Philips N.V. (Netherlands) Industrial Conglomerates	12,083	300,092
Smiths Group PLC (United Kingdom) Industrial Conglomerates	18,683	288,712
Safran SA (France) Aerospace & Defense	3,968	267,185
Meggitt PLC (United Kingdom) Aerospace & Defense	39,371	213,996
Atlas Copco AB, Series B (Sweden) Industrial Machinery	8,287	196,419
Wolseley PLC (United Kingdom) Trading Companies & Distributors	2,333	120,827
		3,272,298

34 OAKMARK FUNDS

Oakmark International Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
Common Stocks - 96.3% (continued)
INDUSTRIALS - 19.1% (continued)
COMMERCIAL & PROFESSIONAL SERVICES - 3.8%
Bureau Veritas SA (France) (b) Research & Consulting Services	16,426	$344,862
Experian PLC (Ireland) Research & Consulting Services	15,627	296,485
G4S PLC (United Kingdom) Security & Alarm Services	96,841	237,296
		878,643
TRANSPORTATION - 1.1%
Kuehne + Nagel International AG (Switzerland) Marine	1,803	252,576
		4,403,517
MATERIALS - 9.5%
Glencore PLC (Switzerland) Diversified Metals & Mining	530,517	1,093,457
LafargeHolcim, Ltd. (Switzerland) Construction Materials	16,592	694,149
Orica, Ltd. (Australia) Commodity Chemicals	35,886	333,835
Akzo Nobel NV (Netherlands) Specialty Chemicals	1,238	76,924
		2,198,365
INFORMATION TECHNOLOGY - 7.5%
TECHNOLOGY HARDWARE & EQUIPMENT - 3.6%
OMRON Corp. (Japan) Electronic Components	13,160	429,566
Samsung Electronics Co., Ltd. (South Korea) Technology Hardware, Storage & Peripherals	325	404,857
		834,423
SOFTWARE & SERVICES - 2.0%
Baidu, Inc. (China) (a) (c) Internet Software & Services	2,594	428,316
Check Point Software Technologies, Ltd. (Israel) (a) Systems Software	439	34,948
		463,264
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
ASML Holding NV (Netherlands) Semiconductor Equipment	2,741	269,819
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan) Semiconductors	33,463	168,643
		438,462
		1,736,149
	Shares	Value
CONSUMER STAPLES - 4.0%
FOOD, BEVERAGE & TOBACCO - 4.0%
Diageo PLC (United Kingdom) Distillers & Vintners	12,819	$358,118
Danone SA (France) Packaged Foods & Meats	3,753	262,664
Pernod Ricard SA (France) (b) Distillers & Vintners	2,308	255,544
Nestlé SA (Switzerland) Packaged Foods & Meats	667	51,645
		927,971
TOTAL COMMON STOCKS - 96.3% (COST $26,140,828)		22,205,871
	Par Value	Value
SHORT TERM INVESTMENTS - 2.9%
GOVERNMENT AND AGENCY SECURITIES - 1.1%
United States Treasury Floating Rate Note, 0.33%, due 07/31/16 (d) (e) (Cost $250,012)	$250,000	250,012
Total Government and Agency Securities (Cost $250,012)		250,012
COMMERCIAL PAPER - 1.1%
J.P. Morgan Securities LLC, 144A, 0.01%, due 10/11/16 - 12/07/16 (e) (f)	150,000	149,605
J.P. Morgan Securities LLC, 0.01%, due 09/15/16 - 11/08/16 (e)	100,000	99,826
Total Commercial Paper (Cost $249,260)		249,431
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.20% dated 06/30/16 due 07/01/16, repurchase price $154,115, collateralized by United States Treasury Notes, 1.625% - 2.750%, due 05/31/23 - 02/15/24, aggregate value plus accrued interest of $157,198 (Cost: $154,114)	154,114	154,114
TOTAL SHORT TERM INVESTMENTS - 2.9% (COST $653,386)		653,557
TOTAL INVESTMENTS - 99.2% (COST $26,794,214)		22,859,428
Foreign Currencies (Cost $11,923) - 0.1%		11,841
Other Assets In Excess of Liabilities - 0.7%		173,682
TOTAL NET ASSETS - 100.0%		$23,044,951

Oakmark.com 35

Oakmark International Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

  Securities of aggregate value of $20,675,770 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Sponsored American Depositary Receipt

(d)  Floating Rate Note. Rate shown is as of June 30, 2016.

(e)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(f)  These restricted securities may be resold subject to restrictions on resale under federal securities laws.

36 OAKMARK FUNDS

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Oakmark.com 37

Oakmark International Small Cap Fund  June 30, 2016

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/30/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/16)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Class I)	-2.36%	-12.61%	2.24%	2.44%	3.37%	8.92%	11/01/95
MSCI World ex U.S. Small Cap Index	-1.28%	-3.35%	6.34%	3.61%	3.33%	N/A
MSCI World ex U.S. Index[14]	-1.05%	-9.84%	1.88%	1.23%	1.63%	4.62%
Lipper International Small Cap Funds Index[18]	-1.74%	-5.29%	5.50%	4.50%	4.46%	N/A
Oakmark International Small Cap Fund (Class II)	-2.44%	-12.76%	1.95%	2.13%	3.11%	8.92%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Julius Baer Group, Ltd.	4.0
Incitec Pivot, Ltd.	3.6
Konecranes Plc	3.5
BNK Financial Group, Inc.	3.3
Atea ASA	3.1
Applus Services SA	3.0
Sugi Holdings Co., Ltd.	2.8
Element Financial Corp.	2.6
MTU Aero Engines AG	2.6
ALS, Ltd.	2.6
FUND STATISTICS
Ticker	OAKEX
Inception	11/01/95
Number of Equity Holdings	61
Net Assets	$2.4 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$2.8 billion
Median Market Cap	$1.8 billion
Portfolio Turnover (for the 6-months ended 03/31/16)	22%
Expense Ratio - Class I (as of 09/30/15)	1.35%
SECTOR ALLOCATION	% of Net Assets
Industrials	42.6
Financials	21.0
Information Technology	8.8
Consumer Discretionary	8.8
Materials	5.8
Health Care	5.8
Consumer Staples	2.9
Telecommunication Services	0.3
Short Term Investments and Other	4.0
GEOGRAPHIC ALLOCATION
% of Equity
Europe	58.6
U.K.	18.7
Switzerland	12.6
Finland*	7.9
Italy*	4.6
Norway	3.2
Spain*	3.1
Germany*	2.7
Netherlands*	2.0
Greece*	1.6
Denmark	1.4
France*	0.8
Asia	18.9
Japan	8.1
% of Equity
Asia (cont'd)	18.9
South Korea	6.0
Hong Kong	3.5
China	1.0
Indonesia	0.3
Australasia	13.4
Australia	10.3
New Zealand	3.1
North America	6.9
Canada	4.7
United States	2.2
Latin America	2.2
Brazil	2.2

*  Euro currency countries comprise 22.7% of equity investments

38 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2016

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund declined 2% for the quarter ended June 30, 2016, underperforming the MSCI World ex U.S. Small Cap Index17, which declined 1% for the same period. Since the Fund's inception in November 1995, it has returned an average of 9% per year.

The top-performing stock for the quarter was Saft Groupe. Headquartered in France, Saft Groupe is a leading designer, developer and manufacturer of batteries for industrial use by companies in areas such as telecommunication, transport and defense. Shares of Saft Groupe rose in early May after news that it received a friendly tender offer from French energy operator Total. The offer price came in at an approximately 38% premium to its prior day's closing price and remained at that level as we ended the second quarter. Total has indicated that the acquisition is part of its plan to accelerate development in the fields of renewable energy and electricity. We believe the offer should face few regulatory hurdles. However, in order to pass, the transaction needs more than 50% shareholder approval. We will evaluate how to proceed, but in the interim we have welcomed the closing of the gap between Saft's share price and our estimate of its intrinsic value.

Bid activity was not limited to Saft Groupe, as Premier Farnell (U.K.) and Gategroup (Switzerland) also received cash tender offers at valuations near our estimate of intrinsic value. In addition, ALS Ltd. (Australia) received a potential private equity bid at an indicative price of AUD$5.30 per share, which was rejected by ALS' board as they deemed the offer too low. We agree with the board's assessment; our estimate of intrinsic value is well ahead of the indicative offer price as well. Finally, New Zealand based pay-TV operator Sky Network Television announced its plans to merge with Vodafone NZ, the New Zealand unit of telecommunications operator Vodafone Group (U.K.). We find this merger compelling because it will enable the group to offer a bundled solution of pay-TV, broadband and phone, which has proven successful in many other markets. The financial considerations are also compelling since the deal values Sky's equity at more than a 20% premium to its trading price prior to the announcement of the merger.

As referenced in the International lead letter this quarter, businesses with exposure to the U.K. real estate market detracted from Fund performance. In line with this, the largest detractor to performance was Countrywide, U.K.'s largest property services group. Following the Brexit vote, Countrywide shares fell by 30% by the close of the quarter. We believe Countrywide is a high-quality business, but U.K. real estate transactions are likely to decline since consumers will probably be reluctant to make large, life-changing decisions in such an uncertain environment. A recovery in the U.K. housing market will benefit Countrywide significantly, but this looks unlikely in the near term. We will continue to monitor the developments in the U.K. and adjust our estimate of intrinsic value if warranted.

We initiated four new positions in the Fund this quarter: Ansell, Tower Bersama Infrastructure, Cosmo Lady and Otsuka Corporation. Headquartered in Australia, Ansell designs, develops and manufactures health and safety protection solutions made from latex. Tower Bersama Infrastructure, one of the largest independent tower companies in Indonesia, provides telecommunication infrastructure services to Indonesian wireless carriers. Cosmo Lady researches, develops and sells female intimate wear. It is the largest branded intimate wear company in China. Japan-based Otuska Corporation provides information services, system devices such as computers and copy machines, and the service and support covering implementation, education and maintenance. We eliminated our positions in Altran Technologies (France), Electrocomponents (U.K.) and Orbotech (Israel) during the quarter.

Geographically, we ended the quarter with 19% of our holdings in Asia, 59% in Europe and the U.K., and 13% in Australasia. The remaining positions are in North America (Canada and the U.S.) and Latin America (Brazil).

We still maintain hedge positions on two of the Fund's currency exposures, and as of the quarter end, 10% of the Australian dollar and 30% of the Swiss franc exposures were hedged.

As we navigate these times, we thank you for your confidence and support.

Oakmark.com 39

Oakmark International Small Cap Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.0%
INDUSTRIALS - 42.6%
CAPITAL GOODS - 20.9%
Konecranes OYJ (Finland) Industrial Machinery	3,287	$83,434
MTU Aero Engines AG (Germany) Aerospace & Defense	672	62,746
Metso OYJ (Finland) Industrial Machinery	2,535	59,593
Sulzer AG (Switzerland) (b) Industrial Machinery	580	50,319
Bucher Industries AG (Switzerland) Construction Machinery & Heavy Trucks	210	49,120
Morgan Advanced Materials PLC (United Kingdom) Industrial Machinery	15,052	46,507
Outotec OYJ (Finland) (a) (b) Construction & Engineering	8,808	39,846
Finning International, Inc. (Canada) Trading Companies & Distributors	2,040	33,216
Travis Perkins PLC (United Kingdom) Trading Companies & Distributors	1,655	32,651
Saft Groupe SA (France) (b) Electrical Components & Equipment	446	18,036
Wajax Corp. (Canada) Trading Companies & Distributors	1,162	13,472
Melrose Industries PLC (United Kingdom) Industrial Machinery	1,116	6,340
Prysmian SpA (Italy) Electrical Components & Equipment	255	5,590
Interpump Group SpA (Italy) Industrial Machinery	181	2,830
		503,700
	Shares	Value
COMMERCIAL & PROFESSIONAL SERVICES - 15.6%
Applus Services SA (Spain) Research & Consulting Services	7,279	$71,261
ALS, Ltd. (Australia) Research & Consulting Services	16,861	62,415
Regus PLC (United Kingdom) Office Services & Supplies	15,276	59,066
Mitie Group PLC (United Kingdom) Environmental & Facilities Services	14,207	47,080
Pagegroup PLC (United Kingdom) Human Resource & Employment Services	10,247	40,686
Randstad Holding N.V. (Netherlands) Human Resource & Employment Services	715	28,613
SThree PLC (United Kingdom) Human Resource & Employment Services	6,359	21,058
Brunel International N.V. (Netherlands) Human Resource & Employment Services	910	16,614
Cleanaway Waste Management, Ltd. (Australia) Environmental & Facilities Services	26,988	16,300
Dorma+Kaba Holding AG (Switzerland) Security & Alarm Services	11	7,904
gategroup Holding AG (Switzerland) Diversified Support Services	118	6,210
		377,207
TRANSPORTATION - 6.1%
Panalpina Welttransport Holding AG (Switzerland) Air Freight & Logistics	421	50,391
BBA Aviation PLC (United Kingdom) Airport Services	12,330	36,484
DSV AS (Denmark) Trucking	785	33,000
Freightways, Ltd. (New Zealand) Air Freight & Logistics	5,921	27,377
		147,252
		1,028,159
FINANCIALS - 21.0%
DIVERSIFIED FINANCIALS - 12.2%
Julius Baer Group, Ltd. (Switzerland) Asset Management & Custody Banks	2,396	96,423
Element Financial Corp. (Canada) Specialized Finance	5,974	63,345
Azimut Holding SPA (Italy) Asset Management & Custody Banks	3,060	49,918
Aberdeen Asset Management PLC (United Kingdom) Asset Management & Custody Banks	9,880	37,068
EFG International AG (Switzerland) Asset Management & Custody Banks	8,652	32,785
Ichiyoshi Securities Co., Ltd. (Japan) Investment Banking & Brokerage	2,221	16,014
		295,553

40 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 96.0% (continued)
FINANCIALS - 21.0% (continued)
BANKS - 5.8%
BNK Financial Group, Inc. (South Korea) Regional Banks	11,323	$79,799
DGB Financial Group, Inc. (South Korea) Regional Banks	7,909	59,886
		139,685
REAL ESTATE - 3.0%
Countrywide PLC (United Kingdom) Real Estate Services	11,568	37,943
LSL Property Services PLC (United Kingdom) Real Estate Services	10,416	33,833
		71,776
		507,014
INFORMATION TECHNOLOGY - 8.8%
SOFTWARE & SERVICES - 5.2%
Atea ASA (Norway) IT Consulting & Other Services	7,741	73,963
Totvs SA (Brazil) Systems Software	5,321	50,590
Otsuka Corp. (Japan) IT Consulting & Other Services	44	2,039
		126,592
TECHNOLOGY HARDWARE & EQUIPMENT - 3.6%
Hirose Electric Co., Ltd. (Japan) Electronic Components	412	50,613
Premier Farnell PLC (United Kingdom) Technology Distributors	16,378	35,921
		86,534
		213,126
CONSUMER DISCRETIONARY - 8.8%
MEDIA - 3.3%
SKY Network Television, Ltd. (New Zealand) Cable & Satellite	13,163	44,922
Hakuhodo DY Holdings, Inc. (Japan) Advertising	2,911	34,886
		79,808
CONSUMER SERVICES - 2.3%
Melco International Development, Ltd. (Hong Kong) Casinos & Gaming	58,032	54,660
RETAILING - 2.0%
Hengdeli Holdings, Ltd. (Hong Kong) (a) Specialty Stores	225,989	26,069
China ZhengTong Auto Services Holdings, Ltd. (China) Automotive Retail	60,786	22,476
		48,545
	Shares	Value
AUTOMOBILES & COMPONENTS - 1.2%
Ferrari N.V. (Italy) Automobile Manufacturers	694	$28,499
CONSUMER DURABLES & APPAREL - 0.0% (c)
Cosmo Lady China Holdings Co., Ltd. (China) Apparel, Accessories & Luxury Goods	1,046	533
		212,045
MATERIALS - 5.8%
Incitec Pivot, Ltd. (Australia) Diversified Chemicals	38,694	86,919
Titan Cement Co. SA (Greece) Construction Materials	1,785	36,650
Kansai Paint Co., Ltd. (Japan) Specialty Chemicals	872	17,607
		141,176
HEALTH CARE - 5.8%
HEALTH CARE EQUIPMENT & SERVICES - 3.7%
Primary Health Care, Ltd. (Australia) Health Care Services	20,943	62,377
Amplifon S.p.A. (Italy) Health Care Distributors	1,693	15,845
Ansell, Ltd. (Australia) Health Care Supplies	837	11,458
		89,680
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 2.1%
QIAGEN N.V. (United States) (a) Life Sciences Tools & Services	2,323	50,665
		140,345
CONSUMER STAPLES - 2.9%
FOOD & STAPLES RETAILING - 2.8%
Sugi Holdings Co., Ltd. (Japan) Drug Retail	1,213	67,645
FOOD, BEVERAGE & TOBACCO - 0.1%
Davide Campari-Milano SPA (Italy) Distillers & Vintners	360	3,559
		71,204
TELECOMMUNICATION SERVICES - 0.3%
Tower Bersama Infrastructure Tbk PT (Indonesia) Wireless Telecommunication Services	12,172	6,101
TOTAL COMMON STOCKS - 96.0% (COST $2,719,179)		2,319,170

Oakmark.com 41

Oakmark International Small Cap Fund  June 30, 2016 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT TERM INVESTMENTS - 3.9%
REPURCHASE AGREEMENT - 3.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.20% dated 06/30/16 due 07/01/16, repurchase price $93,016, collateralized by a United States Treasury Note, 2.000%, due 08/15/25, value plus accrued interest of $94,878 (Cost: $93,016)	$93,016	$93,016
TOTAL SHORT TERM INVESTMENTS - 3.9% (COST $93,016)		93,016
TOTAL INVESTMENTS - 99.9% (COST $2,812,195)		2,412,186
Foreign Currencies (Cost $501) - 0.0% (c)		499
Other Assets In Excess of Liabilities - 0.1%		2,879
TOTAL NET ASSETS - 100.0%		$2,415,564

  Securities of aggregate value of $1,898,556 were valued at a fair value in accordance with procedures established by the Board of Trustees (in thousands).

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Amount rounds to less than 0.1%.

42 OAKMARK FUNDS

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select Fund: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return, and may make the Fund's returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. Harris Associates L.P., the Fund's adviser, contractually agreed to limit Oakmark Equity and Income Fund's annual expenses to 1% of its average net assets through January 31, 2002. Absent this expense limitation, the Fund's total return would have been lower.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

3.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Funds Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  EBITDA refers to Earnings Before the deduction of payments for Interest, Taxes, Depreciation and Amortization which is a measure of operating income.

8.  The Lipper Balanced Funds Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

9.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

10.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

11.  The Lipper Global Funds Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

12.  The MSCI Europe Financials Index captures large and mid-cap representation across 15 developed markets countries

Oakmark.com 43

Disclosures and Endnotes (continued)

in Europe including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the U.K. All securities in the index are classified in the Financials sector as per the Global Industry Classification Standard (GICS®). This index is unmanaged and investors cannot invest directly in this index.

13.  The Price-Book Ratio ("P/B") is a measure of the market value of a stock compared to its book value.

14.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

15.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

16.  The Lipper International Funds Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

17.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

18.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

44 OAKMARK FUNDS

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Robert M. Levy—Executive Vice President

Judson H. Brooks—Vice President

Anthony P. Coniaris—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Kevin G. Grant—Vice President

Heidi W. Hardin—Vice President, Secretary and Chief Legal Officer

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Principal Financial Officer,
Treasurer

Chris W. Keller—Vice President

Matthew A. Logan—Vice President*

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Ian J. McPheron—Vice President

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Robert A. Taylor—Vice President

Andrew J. Tedeschi—Vice President, Assistant Treasurer

Edward J. Wojciechowski—Vice President

*  Mr. Logan is no longer an Officer of the Trust as of May 15, 2016.

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of Class I Shares and Class II Shares held for 90 days or less.

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Oakmark.com